                                                                    EXHIBIT 99.2

                            [RIO GRANDE LETTERHEAD]

VIA ALAMO HOT SHOT
COURIER SERVICE


                                 March 8, 1999

Mr. Jim Mullin
U.S. Department of Justice
Western District of Texas
615 East Houston, Room 533
San Antonio, Texas 78205


REFERENCE:     Case Number: 98-55619, 55620, 55621, 55622, 55623
               Monthly Operating Report Summary

Dear Jim:

     Enclosed please find the copies of the above referenced individual company Monthly Operating Report Summary. Under separate cover, the original MOR's have been sent to Cox & Smith today for filing with the Court.

     If you have any questions or need any additional information, please do not hesitate to call me.


                                   Sincerely,


                                   RIO GRANDE, INC.

                                   /s/ GARY SCHEELE

                                   Gary Scheele
                                   Vice President & CFO


GS/elg
cc:  Deborah Williamson  (via Alamo Hot Shot)
     Cox & Smith
     112 E. Pecan, Suite 1800
     San Antonio, Texas 78205

WP\GS\MULLIN

MOR-1                  UNITED STATES BANKRUPTCY COURT

CASE NAME:     RIO GRANDE, INC.               PETITION DATE:      11/12/98
              ------------------                                 ---------------
CASE NUMBER:   98-55619-C                     DISTRICT OF TEXAS:  Western
              ------------------                                 ---------------
PROPOSED PLAN DATE:                           DIVISION:           San Antonio
                   -------------                                 ---------------

  MONTHLY OPERATING REPORT SUMMARY FOR MONTH                                        CONSOLIDATED                  YEAR
  ------------------------------------------                                        ------------                  ----
                    MONTH                      November 1998     December 1998      January 1999
                    -----                      -------------     -------------      ------------
REVENUES (MOR-6)                                313,288.85        387,800.69         324,703.20        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
INCOME BEFORE INT; DEPREC./TAX (MOR-6)           44,793.12        213,698.05         100,697.10        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
NET INCOME (LOSS) (MOR-6)                       (29,161.34)        90,982.05         (31,035.09)       0.00       0.00
                                                ----------        ----------         ----------        ----       ----
PAYMENTS TO INSIDERS (MOR-9)                          0.00              0.00               0.00        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
PAYMENTS TO PROFESSIONALS (MOR-9)                     0.00              0.00               0.00        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
TOTAL DISBURSEMENTS (MOR-8)                           0.00              0.00               0.00        0.00       0.00
                                                ==========        ==========         ==========        ====       ====

*** The original of this document must be filed with the United States
    Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                  EXP.
                                         DATE
-----------------------------          ---------
CASUALTY       YES [X] NO [ ]           05-01-99
LIABILITY      YES [X] NO [ ]           05-01-99
VEHICLE        YES [X] NO [ ]           05-01-99
WORKER'S       YES [X] NO [ ]           05-01-99
EXCESS         YES [X] NO [ ]           05-01-99

                                                                                     CIRCLE ONE
Are all accounts receivable being collected within terms?                         Yes [X]    No [ ]
Are all post-petition liabilities, including taxes, being paid within terms?      Yes [X]    No [ ]
Have any pre-petition liabilities been paid?                                      Yes [X]    No [ ]
 If so, describe   _________________________________________________________
Are all funds received being deposited into DIP bank accounts?                    Yes [X]    No [ ]
Were any assets disposed of outside the normal course of business?                Yes [ ]    No [X]
 If so, describe   _________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?                              Yes [X}    No [ ]
What is the status of your Plan of Reorganization?                                Filed Plan - December 11, 1998
                                                                                  ------------------------------

ATTORNEY NAME:      DEBORAH D. WILLIAMSON
                    -----------------------------
FIRM NAME:          COX & SMITH INCORPORATED
                    -----------------------------
ADDRESS:            112 EAST PECAN STREET
                    -----------------------------
                    SUITE 1800
                    -----------------------------
CITY, STATE, ZIP:   SAN ANTONIO, TEXAS 78205
                    -----------------------------
TELEPHONE:          (210)554-5500
                    -----------------------------

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachment, is true and correct.

SIGNED X  /s/ GARY SCHEELE            TITLE:   Vice President
         --------------------                 -------------------
                        (ORIGINAL SIGNATURE)

     Gary Scheele              03/04/99
-------------------------    ------------
(PRINT NAME OF SIGNATORY)        DATE

MOR-1

                                                                Revised 07/01/98

CASE NAME:   RIO GRANDE, INC.
          ----------------------
CASE NUMBER: 98-55619-C
             -------------------

                           COMPARATIVE BALANCE SHEETS

                                    FILING DATE*    MONTH             MONTH             MONTH            MONTH    MONTH
ASSETS                            CONSL. TO 10QSB-  --------------    --------------    -------------
         CONSOLIDATED                 10/31/98       NOVEMBER 1998     DECEMBER 1998     JANUARY 1999
-------------------------------   --------------    --------------    --------------   --------------    -----    -----
CURRENT ASSETS
Cash                                  433,711.27        521,725.78        469,759.18       563,901.61
                                  --------------    --------------    --------------   --------------    -----    -----
Accounts Receivable, Net              500,362.87        540,594.62        706,256.01       597,462.29
                                  --------------    --------------    --------------   --------------    -----    -----
Inventory: Lower of Cost
           or Market                        0.00              0.00              0.00             0.00
                                  --------------    --------------    --------------   --------------    -----    -----
Prepaid Expenses                       49,504.79         48,664.63         48,070.52        47,331.86
                                  --------------    --------------    --------------   --------------    -----    -----
Investments                                 0.00              0.00              0.00
                                  --------------    --------------    --------------   --------------    -----    -----
Other                                       0.00              0.00              0.00
                                  --------------    --------------    --------------   --------------    -----    -----
TOTAL CURRENT ASSETS                  983,578.93      1,110,985.03      1,224,085.71     1,208,695.76     0.00     0.00
                                  --------------    --------------    --------------   --------------    -----    -----
PROPERTY, PLANT & EQUIP.
  @ COST                           27,371,508.56     27,133,246.28     27,135,793.53    27,158,193.85
                                  --------------    --------------    --------------   --------------    -----    -----
Less Accumulated Depreciation      19,124,111.61     18,994,431.87     19,104,659.75    19,214,887.63
                                  --------------    --------------    --------------   --------------    -----    -----
NET BOOK VALUE OF PP & E            8,247,396.95      8,138,814.41      8,031,133.78     7,943,306.22     0.00     0.00
                                  --------------    --------------    --------------   --------------    -----    -----
OTHER ASSETS
  1. Tax Deposits
                                  --------------    --------------    --------------   --------------    -----    -----
  2. Investments in Subsidiaries
                                  --------------    --------------    --------------   --------------    -----    -----
  3. Platform Abandonment Fund-
     (Gulfmex)                        360,857.03        363,678.08        363,678.08       363,678.08
                                  --------------    --------------    --------------   --------------    -----    -----
  4. Deferred Loan and Organi-
     zation Costs                     393,048.09        386,038.50        379,028.91       371,619.32
                                  --------------    --------------    --------------   --------------    -----    -----
TOTAL ASSETS                      $ 9,984,881.00    $ 9,999,516.02    $ 9,997,926.48   $ 9,887,299.38    $0.00    $0.00
                                  ==============    ==============    ==============   ==============    =====    =====

                                  * Per Schedules and Statement of Affairs
      MOR-2                                                     Revised 07/01/98

 CASE NAME:    RIO GRANDE, INC.
               ----------------
CASE NUMBER:   98-55619-C
               ----------------


            CONSOLIDATED
            COMPARATIVE BALANCE SHEETS

                                              FILING DATE*         MONTH             MONTH              MONTH        MONTH   MONTH
                                               CONSL. TO       ---------------   ---------------   ---------------
LIABILITIES & OWNER'S EQUITY                 10QSB-10/31/98     NOVEMBER 1998     DECEMBER 1998      JANUARY 1999
----------------------------                ----------------   ---------------   ---------------   ---------------   ------  ------
LIABILITIES
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
POST-PETITION LIABILITIES(MOR-4)                                    434,246.00        341,674.41        262,082.40
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
PRE-PETITION LIABILITIES

     Notes Payable - Secured
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Priority Debt                             13,141,806.63     13,141,248.14     13,141,248.14     13,141,248.14
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Federal Income Tax
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     FICA/Withholding
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Dividends Payable                            304,055.00        304,055.00        304,055.00        304,055.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Other - Trade, Royalty                     1,368,283.51        965,131.36        965,131.36        965,131.36
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Deferred Abandonment Expense                 526,343.99        526,343.99        526,343.99        526,343.99
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Advance - Affiliates                               0.00              0.00              0.00              0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Minority interest - Limited Partners         157,334.14        157,334.14        157,334.14        157,334.14
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL PRE-PETITION LIABILITIES                 15,497,823.27     15,094,112.63     15,094,112.63     15,094,112.63     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL LIABILITIES                              15,497,823.27     15,528,358.63     15,435,787.04     15,356,195.03     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
OWNER'S EQUITY (DEFICIT)

     PREFERRED STOCK                           11,225,396.00     11,238,657.00     11,238,657.00     11,238,657.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     COMMON STOCK                                  61,774.34         61,774.34         61,774.34         61,774.34
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     ADDITIONAL PAID-IN CAPITAL                         0.00              0.00              0.00              0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     RETAINED EARNINGS: Filing Date           (16,800,112.61)   (16,800,112.61)   (16,800,112.61)   (16,800,112.61)
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     RETAINED EARNINGS: Post Filing Date                0.00        (29,161.34)        61,820.71         30,785.62
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL OWNER'S EQUITY (NET WORTH)               (5,512,942.27)    (5,528,842.61)    (5,437,860.56)    (5,468,895.65)    0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL LIABILITIES & OWNER'S EQUITY          $   9,984,881.00   $  9,999,516.02   $  9,997,926.48   $  9,887,299.38   $ 0.00  $ 0.00
                                            ================   ===============   ===============   ===============   ======  ======

                                            * Per Schedules and Statement of Affairs

MOR-3
                                                                REVISED 07/01/98

CASE NAME:     RIO GRANDE, INC.
          -----------------------
CASE NUMBER:   98-55619-C
            ---------------------


                     SCHEDULE OF POST-PETITION LIABILITIES

                                                 MONTH            MONTH            MONTH             MONTH           MONTH
                                                 NOVEMBER 1998    DECEMBER 1998    JANUARY 1999
                                                 -------------    -------------    ------------      -----------     -----------
TRADE ACCOUNTS PAYABLE        CONSOLIDATED         243,726.12       163,863.55       129,718.13
                                                  -----------      -----------      -----------      -----------     -----------
TAX PAYABLE

     Federal Payroll Taxes                             497.53            44.57            44.57
                                                  -----------      -----------      -----------      -----------     -----------
     State Payroll Taxes                               795.21           871.15           761.03
                                                  -----------      -----------      -----------      -----------     -----------
     Ad Valorem Taxes                                4,000.00         8,000.00        12,000.00
                                                  -----------      -----------      -----------      -----------     -----------
     Other Taxes-State Franchise/Income             21,947.55        22,747.43        23,476.46
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL TAXES PAYABLE                                 27,240.29        31,663.15        36,282.06             0.00            0.00
                                                  -----------      -----------      -----------      -----------     -----------
SECURED DEBT POST-PETITION                            (558.49)       (1,116.98)       (1,116.98)
                                                  -----------      -----------      -----------      -----------     -----------
ACCRUED INTEREST PAYABLE                            58,363.98        58,265.28        58,265.28
                                                  -----------      -----------      -----------      -----------     -----------
ACCRUED DIVIDENDS PAYABLE                           21,322.80        21,322.80             0.00
                                                  -----------      -----------      -----------      -----------     -----------
ACCRUED PROFESSIONAL FEES*                               0.00             0.00             0.00
                                                  -----------      -----------      -----------      -----------     -----------
OTHER ACCRUED LIABILITIES

 1. Royalties                                       74,885.20        63,006.91        32,308.55
                                                  -----------      -----------      -----------      -----------     -----------
 2. Payroll                                          3,976.72             0.00             0.00
                                                  -----------      -----------      -----------      -----------     -----------
 3. Insurance                                       (3,692.10)      (11,147.49)      (13,572.88)
                                                  -----------      -----------      -----------      -----------     -----------
 4. Deferred Abandonment Expense                     1,459.31         5,159.31         8,859.31
                                                  -----------      -----------      -----------      -----------     -----------
 5. Minority Interest-Limited Partners               5,335.67         5,111.55        10,070.37
                                                  -----------      -----------      -----------      -----------     -----------
 6. Miscellaneous                                    2,186.50         5,546.33         1,268.56
                                                  -----------      -----------      -----------      -----------     -----------

                                                  -----------      -----------      -----------      -----------     -----------
TOTAL POST-PETITION LIABILITIES (MOR-3)           $434,246.00      $341,674.41      $262,082.40      $      0.00     $      0.00
                                                  ===========      ===========      ===========      ===========     ===========


* PAYMENT REQUIRES COURT APPROVAL
      MOR-4

          $418,150.61              $333,305.99
          $418,150.61              $332,134.82
          $      0.00              $  1,171.17

CASE NAME:   RIO GRANDE, INC.
             ----------------
CASE NUMBER: 98-55619-C
             ----------------

                                   AGING OF POST-PETITION LIABILITIES
                  ------------               ------------  -------------
                  CONSOLIDATED     MONTH     JANUARY 1999   CONSOLIDATED
                  ------------               ------------  -------------

                            TRADE      FEDERAL       STATE        ADVALOREM,      ADVANCES/ACCOUNTS      ROYALTIES AND
DAYS            TOTAL      ACCOUNTS     TAXES        TAXES       OTHER TAXES    PAYABLE TO AFFILIATES   REVENUE SUSPENSE     OTHER
--------   ------------  -----------   -------     --------      -----------    ---------------------   ---------------- -----------
0-30         248,095.26   129,718.13     44.57       761.03        27,476.46                     0.00        32,308.55     57,786.52
           ------------  -----------   -------     --------      -----------         ----------------      -----------   -----------
31-60          9,987.14         0.00      0.00         0.00         4,000.00                     0.00             0.00      5,987.14
           ------------  -----------   -------     --------      -----------         ----------------      -----------   -----------
61-90          4,000.00         0.00      0.00         0.00         4,000.00                     0.00             0.00          0.00
           ------------  -----------   -------     --------      -----------         ----------------      -----------   -----------
91+                0.00         0.00      0.00         0.00             0.00                     0.00             0.00          0.00
           ------------  -----------   -------     --------      -----------         ----------------      -----------   -----------
TOTAL(1)   $ 262,082.40  $129,718.13   $ 44.57     $ 761.03      $ 35,476.46          $          0.00      $ 32,308.55   $ 63,773.66
           ============  ===========   =======     ========      ===========         ================      ===========   ===========

(1)                          AGING OF ACCOUNTS RECEIVABLE


MONTH       JANUARY 1999    JANUARY 1999
          ---------------  --------------
          OIL & GAS SALES  JOINT INTEREST
                              BILLINGS
--------   ------------     -----------
0-30 DAYS    517,817.66       13,633.68
           ------------     -----------   -------   --------     -----------         ----------------      -----------   -----------
31-60 DAYS     8,479.81        3,360.00
           ------------     -----------   -------   --------     -----------         ----------------      -----------   -----------
61-90 DAYS     9,338.82        1,782.69
           ------------     -----------   -------   --------     -----------         ----------------      -----------   -----------
91+ DAYS      (8,725.59)      51,775.22
           ------------     -----------   -------   --------     -----------         ----------------      -----------   -----------
TOTAL      $ 526,910.70      $70,551.59   $  0.00   $   0.00     $      0.00                                             $      0.00
           ============     ===========   =======   ========     ===========         ================      ===========   ===========

           MOR-5

                                                                Revised 07/01/98

          CASE NAME:  RIO GRANDE, INC.
                     -----------------------
        CASE NUMBER:  98-55619-C
                     -----------------------

                    STATEMENT OF INCOME (LOSS)

                                                                                         CONSOLIDATED
                                                                                         ------------
                                                        MONTH            MONTH           MONTH         MONTH   MONTH  FILING TO
                                                        NOVEMBER 1998    DECEMBER 1998   JANUARY 1999                 DATE
                                                        -------------    ------------    ------------  -----   -----  -------------
REVENUES (MOR-1)                                          313,288.85       387,800.69      324,703.20                  1,025,792.74
                                                         -----------       ----------     -----------  -----   -----  -------------
TOTAL COST OF REVENUES                                    192,901.79        97,470.14      162,732.10                    453,104.03
                                                         -----------       ----------     -----------  -----   -----  -------------
GROSS PROFIT                                              120,387.06       290,330.55      161,971.10   0.00    0.00     572,688.71
                                                         -----------       ----------     -----------  -----   -----  -------------
OPERATING EXPENSE:

  Selling & Market                                              0.00             0.00            0.00                          0.00
                                                         -----------       ----------     -----------  -----   -----  -------------
  General & Administrative                                 75,593.94        76,632.50       61,274.00                    213,500.44
                                                         -----------       ----------     -----------  -----   -----  -------------
  Insiders Compensation                                         0.00             0.00            0.00                          0.00
                                                         -----------       ----------     -----------  -----   -----  -------------
  Professional Fees                                             0.00             0.00            0.00                          0.00
                                                         -----------       ----------     -----------  -----   -----  -------------
  Other                                                                                                                        0.00
                                                         -----------       ----------     -----------  -----   -----  -------------
  Other                                                                                                                        0.00
                                                         -----------       ----------     -----------  -----   -----  -------------
TOTAL OPERATING EXPENSES                                   75,593.94        76,632.50       61,274.00   0.00    0.00     213,500.44
                                                         -----------       ----------     -----------  -----   -----  -------------
INCOME BEFORE INT. DEPR/TAX (MOR-1)                        44,793.12       213,698.05      100,697.10   0.00    0.00     359,188.27
                                                         -----------       ----------     -----------  -----   -----  -------------
INTEREST EXPENSE                                           58,423.61           158.33           85.63                     58,667.57
                                                         -----------       ----------     -----------  -----   -----  -------------
DEPRECIATION/AMORTIZATION                                 121,295.47       120,937.47      127,687.67                    369,920.61
                                                         -----------       ----------     -----------  -----   -----  -------------
OTHER (INCOME) EXPENSE*                                    (5,201.69)        1,259.32       (1,584.93)                    (5,527.30)
                                                         -----------       ----------     -----------  -----   -----  -------------
OTHER ITEMS**(GAIN/LOSS ON SALE OF ASSET                 (139,114.66)            0.00            0.00                   (139,114.66)
                                                         -----------       ----------     -----------  -----   -----  -------------
           MINORITY INTEREST OF LIMITER PARTNERS            5,335.67          (224.12)       4,958.82                     10,070.37
                                                         -----------       ----------     -----------  -----   -----  -------------
TOTAL INT. DEPR & OTHER ITEMS                              40,738.40       122,131.00      131,147.19   0.00    0.00     294,016.59
                                                         -----------       ----------     -----------  -----   -----  -------------
NET INCOME BEFORE TAXES                                     4,054.72        91,567.05      (30,450.09)  0.00    0.00      65,171.68
                                                         -----------       ----------     -----------  -----   -----  -------------
FEDERAL INCOME BEFORE TAXES                                   585.00           585.00          585.00                      1,755.00
                                                         -----------       ----------     -----------  -----   -----  -------------
DIVIDENDS APPLICABLE TO PREFERRED STOCK                    32,631.06             0.00                                     32,631.06
                                                         -----------       ----------     -----------  -----   -----  -------------
NET INCOME (LOSS) (MOR-1)                                ($29,161.34)      $90,982.05     ($31,035.09) $0.00   $0.00  $   30,785.62
                                                         ===========       ==========     ===========  =====   =====  =============

Accrual Accounting Required, Otherwise Footnote with Explanation

*  Footnote Mandatory

** Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.
           MOR-6

                                                                Revised 07/01/98

CASE NAME:     RIO GRANDE, INC.
          -----------------------
CASE NUMBER:   98-55619-C
            ---------------------



                                                 CONSOLIDATED
CASH RECEIPTS AND                                MONTH            MONTH            MONTH             MONTH           FILING TO
DISBURSEMENTS                                    NOVEMBER 1998    DECEMBER 1998    JANUARY 1999                      DATE
                                                 -------------    -------------    ------------      -----------     -----------
 1. CASH-BEGINNING OF MONTH                       $      0.00      $      0.00      $      0.00                      $      0.00
                                                  -----------      -----------      -----------      -----------     -----------
RECEIPTS:

 2. CASH SALES                                                                                                              0.00
                                                  -----------      -----------      -----------      -----------     -----------
 3. COLLECTION OF ACCOUNTS RECEIVABLE                                                                                       0.00
                                                  -----------      -----------      -----------      -----------     -----------
 4. LOANS & ADVANCES (attach list)                                                                                          0.00
                                                  -----------      -----------      -----------      -----------     -----------
 5. SALE OF ASSETS                                                                                                          0.00
                                                  -----------      -----------      -----------      -----------     -----------
 6. OTHER (attach list)                                                                                                     0.00
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL RECEIPTS**                                         0.00             0.00             0.00             0.00            0.00
                                                  -----------      -----------      -----------      -----------     -----------
(Withdrawal) Contribution by Individual
  Debtor MFR-2*
                                                  -----------      -----------      -----------      -----------     -----------
DISBURSEMENTS:

 7. NET PAYROLL                                                                                                             0.00
                                                  -----------      -----------      -----------      -----------     -----------
 8. PAYROLL TAXES PAID                                                                                                      0.00
                                                  -----------      -----------      -----------      -----------     -----------
 9. SALES, USE & OTHER TAXES PAID                                                                                           0.00
                                                  -----------      -----------      -----------      -----------     -----------
10. SECURED/RENTAL/LEASES                                                                                                   0.00
                                                  -----------      -----------      -----------      -----------     -----------
11. UTILITIES                                                                                                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
12. INSURANCE                                                                                                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
13. INVENTORY PURCHASES                                                                                                     0.00
                                                  -----------      -----------      -----------      -----------     -----------
14. VEHICLE EXPENSES                                                                                                        0.00
                                                  -----------      -----------      -----------      -----------     -----------
15. TRAVEL & ENTERTAINMENT                                                                                                  0.00
                                                  -----------      -----------      -----------      -----------     -----------
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                         0.00
                                                  -----------      -----------      -----------      -----------     -----------
17. ADMINISTRATIVE & SELLING                                                                                                0.00
                                                  -----------      -----------      -----------      -----------     -----------
18. OTHER (attach list)                                                                                                     0.00
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                      0.00             0.00             0.00             0.00            0.00
                                                  -----------      -----------      -----------      -----------     -----------
19. PROFESSIONAL FEES                                                                                                       0.00
                                                  -----------      -----------      -----------      -----------     -----------
20. U.S. TRUSTEE FEES                                                                                                       0.00
                                                  -----------      -----------      -----------      -----------     -----------
21. OTHER REORGANIZATION EXPENSES (attach list)                                                                             0.00
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL DISBURSEMENTS**                                    0.00             0.00             0.00             0.00            0.00
                                                  -----------      -----------      -----------      -----------     -----------
22. NET CASH FLOW                                        0.00             0.00             0.00             0.00            0.00
                                                  -----------      -----------      -----------      -----------     -----------
23. CASH - END OF MONTH (MOR-2)                   $      0.00      $      0.00      $      0.00      $      0.00     $      0.00
                                                  ===========      ===========      ===========      ===========     ===========

           MOR-7       *  Applies to Individual debtors only

                       ** Numbers for the current month should balance (match)

                          RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8


                                                                Revised 07/01/98

CASE NAME:   RIO GRANDE, INC.
             -----------------
CASE NUMBER: 98-55619-C
             -----------------

                          CASH ACCOUNT RECONCILIATION
                              MONTH OF JANUARY 1999



                                         CONSOLIDATED
                                         ------------
BANK NAME
                                                -----      ------       -----       -----       -----       -----       -----
ACCOUNT NUMBER    ACCOUNT WAS CLOSED AND NOT REOPENED
                                                -----      ------       -----       -----       -----       -----       -----
ACCOUNT TYPE                                                                                                            TOTAL
                                                -----      ------       -----       -----       -----       -----       -----
BANK BALANCE                                    $0.00      $ 0.00       $0.00       $0.00       $0.00       $0.00       $0.00
                                                -----      ------       -----       -----       -----       -----       -----
DEPOSITS IN TRANSIT                              0.00        0.00        0.00        0.00        0.00        0.00       $0.00
                                                -----      ------       -----       -----       -----       -----       -----
BANK FEES, ADJUSTMENTS                           0.00       22.00        0.00        0.00        0.00        0.00       $0.00
                                                -----      ------       -----       -----       -----       -----       -----
OUTSTANDING CHECKS                               0.00        0.00        0.00        0.00        0.00        0.00       $0.00
                                                -----      ------       -----       -----       -----       -----       -----
ADJUSTED BANK BALANCE                           $0.00      $ 0.00       $0.00       $0.00       $0.00       $0.00       $0.00
                                                -----      ------       -----       -----       -----       -----       -----
BEGINNING CASH - PER BOOKS                      $0.00      $ 0.00       $0.00       $0.00       $0.00       $0.00       $0.00
                                                -----      ------       -----       -----       -----       -----       -----
RECEIPTS*                                        0.00        0.00        0.00        0.00        0.00        0.00       $0.00
                                                -----      ------       -----       -----       -----       -----       -----
TRANSFERS BETWEEN ACCOUNTS                       0.00        0.00        0.00        0.00        0.00        0.00       $0.00
                                                -----      ------       -----       -----       -----       -----       -----
(WITHDRAWAL) CONTRIBUTION BY
 INDIVIDUAL DEBTOR MFR-2                         0.00        0.00        0.00        0.00        0.00        0.00       $0.00
                                                -----      ------       -----       -----       -----       -----       -----
CHECKS/OTHER DISBURSEMENTS*                      0.00        0.00        0.00        0.00        0.00        0.00       $0.00
                                                -----      ------       -----       -----       -----       -----       -----
ENDING CASH - PER BOOKS                         $0.00      $ 0.00       $0.00       $0.00       $0.00       $0.00       $0.00
                                                =====      ======       =====       =====       =====       =====       =====

                              *Numbers should balance (match) TOTAL RECEIPTS and
                               TOTAL DISBURSEMENTS lines on MOR-7

MOR-8                                                          Revised 7/01/98

CASE NAME:     RIO GRANDE, INC.
               -----------------------
CASE NUMBER:   98-55619-C
               -----------------------


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professions. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

                                                   MONTH            MONTH            MONTH            MONTH             MONTH

       INSIDERS: NAME/COMP TYPE                 November 1998   December 1998    January 1999
                                               --------------   -------------    ------------       -----------       -----------
1.   No Payments Are Made By Rio Grande Inc.
                                                  ---------      ----------      ----------          ----------       ----------
2.
                                                  ---------      ----------      ----------          ----------       ----------
3.
                                                  ---------      ----------      ----------          ----------       ----------
4.
                                                  ---------      ----------      ----------          ----------       ----------
5.
                                                  ---------      ----------      ----------          ----------       ----------
6.
                                                  ---------      ----------      ----------          ----------       ----------
TOTAL INSIDERS (MOR-1)                            $    0.00      $     0.00      $     0.00          $     0.00       $     0.00
                                                  =========      ==========      ==========          ==========       ==========

                                                   MONTH            MONTH            MONTH            MONTH             MONTH

            PROFESSIONALS                       November 1998   December 1998    January 1999
                                               --------------   -------------    ------------       -----------       -----------
1.
                                                  ---------      ----------      ----------          ----------       ----------
2.
                                                  ---------      ----------      ----------          ----------       ----------
3.
                                                  ---------      ----------      ----------          ----------       ----------
4.
                                                  ---------      ----------      ----------          ----------       ----------
5.
                                                  ---------      ----------      ----------          ----------       ----------
6.
                                                  ---------      ----------      ----------          ----------       ----------
TOTAL PROFESSIONALS (MOR-1)                       $    0.00      $     0.00      $     0.00          $     0.00       $     0.00
                                                  =========      ==========      ==========          ==========       ==========


MOR-9                                                          Revised 07/01/98

MOR-1                  UNITED STATES BANKRUPTCY COURT

CASE NAME:     RIO GRANDE DRILLING COMPANY    PETITION DATE:      11/12/98
              ----------------------------                       ---------------
CASE NUMBER:   98-55620-C                     DISTRICT OF TEXAS:  Western
              ----------------------------                       ---------------
PROPOSED PLAN DATE:                           DIVISION:           San Antonio
                   -----------------------                       ---------------

  MONTHLY OPERATING REPORT SUMMARY FOR MONTH                                        CONSOLIDATED            YEAR
  ------------------------------------------                                        ------------            ----
                    MONTH                      November 1998     December 1998      January 1999
                    -----                      -------------     -------------      ------------
REVENUES (MOR-6)                                313,288.85        387,800.69         324,703.20        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
INCOME BEFORE INT; DEPREC./TAX (MOR-6)           50,285.41        216,691.28         103,494.59        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
NET INCOME (LOSS) (MOR-6)                         6,980.61         90,643.84         (30,219.00)       0.00       0.00
                                                ----------        ----------         ----------        ----       ----
PAYMENTS TO INSIDERS (MOR-9)                     15,837.27         14,190.94          13,147.88        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
PAYMENTS TO PROFESSIONALS (MOR-9)                     0.00              0.00               0.00        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
TOTAL DISBURSEMENTS (MOR-8)                      52,456.47         90,951.25          95,140.13        0.00       0.00
                                                ==========        ==========         ==========        ====       ====

***The original of this document must be filed with the United States
   Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                  EXP.
                                         DATE
-----------------------------          ---------
CASUALTY       YES [X] NO [ ]           05-01-99
LIABILITY      YES [X] NO [ ]           05-01-99
VEHICLE        YES [X] NO [ ]           05-01-99
WORKER,S       YES [X] NO [ ]           05-01-99
EXCESS         YES [X] NO [ ]           05-01-99

Are all accounts receivable being collected within terms?                         Yes [X]    No [ ]
Are all post-petition liabilities, including taxes, being paid within terms?      Yes [X]    No [ ]
Have any pre-petition liabilities been paid?                                      Yes [X]    No [ ]
 If so, describe   _________________________________________________________
Are all funds received being deposited into DIP bank accounts?                    Yes [X]    No [ ]
Were any assets disposed of outside the normal course of business?                Yes [ ]    No [X]
 If so, describe   _________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?                              Yes [X}    No [ ]
What is the status of your Plan of Reorganization?                                Filed Plan - December 11, 1998
                                                                                  ------------------------------

ATTORNEY NAME:      DEBORAH D. WILLIAMSON
                    -----------------------------
FIRM NAME:          COX & SMITH INCORPORATED
                    -----------------------------
ADDRESS:            112 EAST PECAN STREET
                    -----------------------------
                    SUITE 1800
                    -----------------------------
CITY, STATE, ZIP:   SAN ANTONIO, TEXAS 78205
                    -----------------------------
TELEPHONE:          (210)-554-5500
                    -----------------------------

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct.

SIGNED X  /s/ GARY SCHEELE            TITLE:   Vice President
         --------------------                 -------------------
                        (ORIGINAL SIGNATURE)

     Gary Scheele              03/04/99
-------------------------    ------------
(PRINT NAME OF SIGNATORY)        DATE

MOR-1

                                                                Revised 07/01/98

CASE NAME:   RIO GRANDE DRILLING COMPANY
          ---------------------------------
CASE NUMBER: 98-55620-C
             ------------------------------

                           COMPARATIVE BALANCE SHEETS

                                    FILING DATE*    MONTH             MONTH             MONTH            MONTH    MONTH
ASSETS                            CONSL. TO 10QSB-  --------------    --------------    -------------
         CONSOLIDATED                 10/31/98       NOVEMBER 1998     DECEMBER 1998     JANUARY 1999
-------------------------------   --------------    --------------    --------------   --------------    -----    -----
CURRENT ASSETS
Cash                                  433,711.27        521,725.78        469,759.18       563,757.95
                                  --------------    --------------    --------------   --------------    -----    -----
Accounts Receivable, Net              500,112.87        540,618.59        706,256.01       601,712.29
                                  --------------    --------------    --------------   --------------    -----    -----
Inventory: Lower of Cost
           or Market                        0.00              0.00              0.00             0.00
                                  --------------    --------------    --------------   --------------    -----    -----
Prepaid Expenses                       49,504.79         48,664.63         48,070.52        47,331.86
                                  --------------    --------------    --------------   --------------    -----    -----
Investments                                 0.00              0.00              0.00             0.00
                                  --------------    --------------    --------------   --------------    -----    -----
Other/INTERCOMPANY                          0.00              0.00              0.00             0.00
                                  --------------    --------------    --------------   --------------    -----    -----
TOTAL CURRENT ASSETS                  983,328.93      1,111,009.00      1,224,085.71     1,212,802.10     0.00     0.00
                                  --------------    --------------    --------------   --------------    -----    -----
PROPERTY, PLANT & EQUIP.
  @ COST                           27,143,247.43     26,904,985.15     26,907,532.40    26,929,932.72
                                  --------------    --------------    --------------   --------------    -----    -----
Less Accumulated Depreciation      18,910,896.14     18,781,216.40     18,891,444.28    19,001,672.16
                                  --------------    --------------    --------------   --------------    -----    -----
NET BOOK VALUE OF PP & E            8,232,351.29      8,123,768.75      8,016,088.12     7,928,260.56     0.00     0.00
                                  --------------    --------------    --------------   --------------    -----    -----
OTHER ASSETS
  1. Tax Deposits
                                  --------------    --------------    --------------   --------------    -----    -----
  2. Investments in Subsidiaries
                                  --------------    --------------    --------------   --------------    -----    -----
  3. Platform Abandonment Fund-
     (Gulfmex)                        360,857.03        363,678.08        363,678.09       363,678.08
                                  --------------    --------------    --------------   --------------    -----    -----
  4. Deferred Loan and Organi-
     zation Costs                     141,456.34        140,958.50        140,460.66       139,562.82
                                  --------------    --------------    --------------   --------------    -----    -----
TOTAL ASSETS                      $ 9,717,993.59    $ 9,739,414.33    $ 9,744,312.58   $ 9,644,303.56    $0.00    $0.00
                                  ==============    ==============    ==============   ==============    =====    =====

                                  * Per Schedules and Statement of Affairs
      MOR-2                                                     Revised 07/01/98

 CASE NAME:    RIO GRANDE DRILLING COMPANY
               ---------------------------
CASE NUMBER:   98-55620-C
               ---------------------------


                    CONSOLIDATED COMPARATIVE BALANCE SHEETS

                                              FILING DATE*         MONTH             MONTH              MONTH        MONTH   MONTH
                                               CONSL. TO       ---------------   ---------------   ---------------
LIABILITIES & OWNER'S EQUITY                 10QSB-10/31/98     NOVEMBER 1998     DECEMBER 1998      JANUARY 1999
                                            ----------------   ---------------   ---------------   ---------------   ------  ------

LIABILITIES

POST-PETITION LIABILITIES(MOR-4)                                    418,150.61        332,134.82        257,386.30
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
PRE-PETITION LIABILITIES
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Notes Payable - Secured
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Priority Debt                             13,141,806.63     13,141,248.14     13,141,806.63     13,141,806.63
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Federal Income Tax
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     FICA/Withholding
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Unsecured Debt
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Other - Trade, Royalty                     1,368,283.35        965,131.36        965,131.36        965,131.36
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Deferred Abandonment Expense                 526,343.99        526,343.99        526,343.99        526,343.99
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Advance - Affiliates                       9,122,544.55      9,122,544.55      9,122,544.55      9,122,544.55
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Minority interest - Limited Partners         157,334.14        157,334.14        162,445.69        167,404.51
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL PRE-PETITION LIABILITIES                 24,316,312.66     23,912,602.18     23,918,272.22     23,923,231.04     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL LIABILITIES                              24,316,312.66     24,330,752.79     24,250,407.04     24,180,617.34     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
OWNER'S EQUITY (DEFICIT)

     PREFERRED STOCK                                    0.00              0.00              0.00              0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     COMMON STOCK                                     100.00            100.00            100.00            100.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     ADDITIONAL PAID-IN CAPITAL                         0.00              0.00              0.00              0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     RETAINED EARNINGS:  Filing Date          (14,598,419.07)   (14,598,419.07)   (14,598,419.07)   (14,598,419.07)
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     RETAINED EARNINGS:  Post Filing Date               0.00          6,980.61         92,224.61         62,005.29
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL OWNER'S EQUITY (NET WORTH)              (14,598,319.07)   (14,591,338.46)   (14,506,094.46)   (14,536,313.78)    0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL LIABILITIES & OWNER'S EQUITY          $   9,717,993.59   $  9,739,414.33   $  9,744,312.58   $  9,644,303.56   $ 0.00  $ 0.00
                                            ================   ===============   ===============   ===============   ======  ======


                    * Per Schedules and Statement of Affairs


MOR-3                                                         Revised 6/10/98

CASE NAME:     RIO GRANDE DRILLING COMPANY
          -----------------------
CASE NUMBER:   98-55620-C
            ---------------------


                     SCHEDULE OF POST-PETITION LIABILITIES

                                                 MONTH            MONTH            MONTH             MONTH
                                                 NOVEMBER 1998    DECEMBER 1998    JANUARY 1999
                                                 -------------    -------------    ------------      -----------
TRADE ACCOUNTS PAYABLE        CONSOLIDATED         243,726.12       163,863.55       116,622.86
                                                  -----------      -----------      -----------      -----------
TAX PAYABLE

     Federal Payroll Taxes                             497.53            44.57            44.57
                                                  -----------      -----------      -----------      -----------
     State Payroll Taxes                               795.21           871.15           761.03
                                                  -----------      -----------      -----------      -----------
     Ad Valorem Taxes                                4,000.00         8,000.00        12,000.00
                                                  -----------      -----------      -----------      -----------
     Other Taxes-State Franchise/Income             21,947.55        22,747.43        23,476.46
                                                  -----------      -----------      -----------      -----------
TOTAL TAXES PAYABLE                                 27,240.29        31,663.15        36,282.06             0.00
                                                  -----------      -----------      -----------      -----------
SECURED DEBT POST-PETITION                            (558.49)       (1,116.98)       (1,116.98)
                                                  -----------      -----------      -----------      -----------
ACCRUED INTEREST PAYABLE                            58,363.98        58,265.28        58,265.28
                                                  -----------      -----------      -----------      -----------
ACCRUED DIVIDENDS PAYABLE                                0.00             0.00             0.00
                                                  -----------      -----------      -----------      -----------
ACCRUED PROFESSIONAL FEES*                               0.00             0.00             0.00
                                                  -----------      -----------      -----------      -----------
OTHER ACCRUED LIABILITIES

 1. Royalties                                       74,885.20        63,006.91        32,308.55
                                                  -----------      -----------      -----------      -----------
 2. Payroll                                          3,976.72             0.00             0.00
                                                  -----------      -----------      -----------      -----------
 3. Insurance                                       (3,692.10)      (11,147.49)      (13,572.88)
                                                  -----------      -----------      -----------      -----------
 4. Deferred Abandonment Expense                     1,459.31         5,159.31         8,859.31
                                                  -----------      -----------      -----------      -----------
 5. Advance - Rio Grande, Inc.                       5,227.41        12,954.38         3,171.76
                                                  -----------      -----------      -----------      -----------
 6. Minority Interest-Limited Partners               5,335.67         5,111.55        10,070.37
                                                  -----------      -----------      -----------      -----------
 7. Miscellaneous                                    2,186.50         4,375.16         6,495.97
                                                  -----------      -----------      -----------      -----------
TOTAL POST-PETITION LIABILITIES (MOR-3)           $418,150.61      $332,134.82      $257,386.30      $      0.00
                                                  ===========      ===========      ===========      ===========


* PAYMENT REQUIRES COURT APPROVAL
      MOR-4

CASE NAME:   RIO GRANDE DRILLING COMPANY
CASE NUMBER: 98-55620-C

                       AGING OF POST-PETITION LIABILITIES
                        CONSOLIDATED MONTH JANUARY 1999

                                 TRADE        FEDERAL    STATE       AD VALOREM,     ADVANCES/ACCOUNTS    ROYALTIES AND
  DAYS         TOTAL            ACCOUNTS      TAXES      TAXES       OTHER TAXES   PAYABLE TO AFFILIATES REVENUE SUSPENSE   OTHER
--------     -----------      -----------    --------   -------      -----------   --------------------- ----------------  --------
0-30          238,171.75       116,622.86      44.57    761.03        27,476.46          3,171.76          32,308.55      57,786.52
--------     -----------      -----------     ------   -------       ----------         ---------         ----------     ----------
31-60          15,214.55             0.00       0.00      0.00         4,000.00          5,227.41               0.00       5.987.14
--------     -----------      -----------     ------   -------       ----------         ---------         ----------     ----------
61-90           4,000.00             0.00       0.00      0.00         4,000.00              0.00               0.00           0.00
--------     -----------      -----------     ------   -------       ----------         ---------         ----------     ----------
91+                 0.00             0.00       0.00      0.00             0.00              0.00               0.00           0.00
--------     -----------      -----------     ------   -------       ----------         ---------         ----------     ----------
TOTAL(1)     $257,386.30      $116,622.86     $44.57   $761.03       $35,476.46         $8,399.17         $32,308.55     $63,773.66
========     ===========      ===========     ======   =======       ==========         =========         ==========     ==========

(1)                       AGING OF ACCOUNTS RECEIVABLE

 MONTH               January 1999               January 1999
             ----------------------------  -----------------------
                   OIL & GAS SALES         JOINT INTEREST BILLINGS
--------     ----------------------------  -----------------------  ---------  ---------  ---------  ---------  ---------  ---------
0-30 DAYS              522,317.66                13,633,68
----------            -----------               ----------          ---------  ---------  ---------  ---------  ---------  ---------
31-60 DAYS               8,479.81                 3,360.00
----------            -----------               ----------          ---------  ---------  ---------  ---------  ---------  ---------
61-90 DAYS               9,338.82                 1,782.69
----------            -----------               ----------          ---------  ---------  ---------  ---------  ---------  ---------
91+ DAYS                (8,975.59)               51,775.22
----------            -----------               ----------          ---------  ---------  ---------  ---------  ---------  ---------
TOTAL                 $531,160.70               $70,551.59          $    0.00  $    0.00  $    0.00                        $    0.00
==========            ===========               ==========          =========  =========  =========  =========  =========  =========

CASE NAME:   RIO GRANDE DRILLING COMPANY
             -----------------------------------
CASE NUMBER: 98-55620-C
             -----------------------------------

                                     STATEMENT OF INCOME (LOSS)                          CONSOLIDATED
============================================================================================================================
                                                      MONTH            MONTH            MONTH
                                                      ---------------  ---------------  --------------           FILING TO
                                                        NOVEMBER 1998    DECEMBER 1998   JANUARY 1999  MONTH       DATE
                                                        -------------    -------------  -------------- -----   -------------
REVENUES (MOR-1)                                          313,288.85       387,800.69      324,703.20           1,025,792.74
                                                        ------------      -----------   -------------- -----   -------------
TOTAL COST OF REVENUES                                    192,901.79        97,470.14      162,732.10             453,104.03
                                                        ------------      -----------   -------------- -----   -------------
GROSS PROFIT                                              120,387.06       290,330.55      161,971.10   0.00      572,688.71
                                                        ------------      -----------   -------------- -----   -------------
OPERATING EXPENSE:
  Selling & Market                                              0.00             0.00            0.00                   0.00
                                                        ------------      -----------   -------------- -----   -------------
  General & Administrative                                 54,264.38        59,448.33       45,328.63             159,041.34
                                                        ------------      -----------   -------------- -----   -------------
  Insiders Compensation                                    15,837.27        14,190.94       13,147.88              43,176.09
                                                        ------------      -----------   -------------- -----   -------------
  Professional Fees                                             0.00             0.00            0.00                   0.00
                                                        ------------      -----------   -------------- -----   -------------
  Other                                                                                                                 0.00
                                                        ------------      -----------   -------------- -----   -------------
  Other                                                                                                                 0.00
                                                        ------------      -----------   -------------- -----   -------------
TOTAL OPERATING EXPENSES                                   70,101.65        73,639.27       58,476.51   0.00      202,217.43
                                                        ------------      -----------   -------------- -----   -------------
INCOME BEFORE INT. DEPR/TAX (MOR-1)                        50,285.41       216,691.28      103,494.59   0.00      370,471.28
                                                        ------------      -----------   -------------- -----   -------------
INTEREST EXPENSE                                           58,423.61           158.33           85.63              58,667.57
                                                        ------------      -----------   -------------- -----   -------------
DEPRECIATION/AMORTIZATION                                 114,783.72       114,425.72      121,175.92             350,385.36
                                                        ------------      -----------   -------------- -----   -------------
OTHER (INCOME) EXPENSE*                                     3,291.46         9,752.47        6,908.22              19,952.15
                                                        ------------      -----------   -------------- -----   -------------
OTHER ITEMS**(GAIN/LOSS ON SALE OF ASSET                 (139,114.66)            0.00            0.00            (139,114.66)
                                                        ------------      -----------   -------------- -----   -------------
MINORITY INTEREST OF LIMITED PARTNERS                       5,335.67         1,125.92        4,958.82              11,420.41
                                                        ------------      -----------   -------------- -----   -------------
TOTAL INT. DEPR & OTHER ITEMS                              42,719.80       125,462.44      133,128.59   0.00      301,310.83
                                                        ------------      -----------   -------------- -----   -------------
NET INCOME BEFORE TAXES                                     7,565.61        91,228.84      (29,634.00)  0.00       69,160.45
                                                        ------------      -----------   -------------- -----   -------------
FEDERAL/STATE INCOME TAXES                                    585.00           585.00          585.00               1,755.00
                                                        ------------      -----------   -------------- -----   -------------
DIVIDENDS APPLICABLE TO PREFERRED STOCK                         0.00             0.00            0.00                   0.00
                                                        ------------      -----------   -------------- -----   -------------
NET INCOME (LOSS) (MOR-1)                               $   6,980.61      $ 90,643.84   ($  30,219.00) $0.00   $   67,405.45
                                                        ============      ===========   =============  =====   =============

Accrual Accounting Required, Otherwise Footnote with Explanation

*  Footnote Mandatory

** Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.
               MOR-6

                                                                Revised 07/01/98

CASE NAME:     RIO GRANDE DRILLING COMPANY
          --------------------------------
CASE NUMBER:   98-55620-C
            ------------------------------


                                                 CONSOLIDATED
CASH RECEIPTS AND                                MONTH            MONTH            MONTH             MONTH           FILING TO
DISBURSEMENTS                                    NOVEMBER 1998    DECEMBER 1998    JANUARY 1999                      DATE
                                                 -------------    -------------    ------------      -----------     -----------
 1. CASH - BEGINNING OF MONTH                     $  8,614.26      $ 20,159.79      $ 10,756.54                      $  8,614.26
                                                  -----------      -----------      -----------      -----------     -----------
RECEIPTS:

 2. CASH SALES                                           0.00             0.00                                              0.00
                                                  -----------      -----------      -----------      -----------     -----------
 3. COLLECTION OF ACCOUNTS RECEIVABLE                    0.00             0.00                                              0.00
                                                  -----------      -----------      -----------      -----------     -----------
 4. LOANS & ADVANCES (attach list Inter-
      Company Transfers)                            64,000.00        81,550.00        74,090.00                       219,640.00
                                                  -----------      -----------      -----------      -----------     -----------
 5. SALE OF ASSETS                                       0.00                                                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
 6. OTHER (attach list)                                  0.00                                                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL RECEIPTS**                                    64,000.00        81,550.00        74,090.00             0.00      219,640.00
                                                  -----------      -----------      -----------      -----------     -----------
(Withdrawal) Contribution by Individual
  Debtor MFR-2*

DISBURSEMENTS:

 7. NET PAYROLL                                     32,976.38        33,385.95        31,126.95                        97,489.28
                                                  -----------      -----------      -----------      -----------     -----------
 8. PAYROLL TAXES PAID                               5,609.10        15,450.36        15,071.24                        36,130.70
                                                  -----------      -----------      -----------      -----------     -----------
 9. SALES, USE & OTHER TAXES PAID                                                                                           0.00
                                                  -----------      -----------      -----------      -----------     -----------
10. SECURED/RENTAL/LEASES                                                                                                   0.00
                                                  -----------      -----------      -----------      -----------     -----------
11. UTILITIES                                        1,559.17         1,311.00         1,169.00                         4,039.17
                                                  -----------      -----------      -----------      -----------     -----------
12. INSURANCE                                          464.97           164.00           364.00                           992.97
                                                  -----------      -----------      -----------      -----------     -----------
13. INVENTORY PURCHASES                                                                                                     0.00
                                                  -----------      -----------      -----------      -----------     -----------
14. VEHICLE EXPENSES                                   731.03           617.00         1,069.00                         2,417.03
                                                  -----------      -----------      -----------      -----------     -----------
15. TRAVEL & ENTERTAINMENT                           1,541.73         1,960.00           138.00                         3,639.73
                                                  -----------      -----------      -----------      -----------     -----------
16. REPAIRS, MAINTENANCE & SUPPLIES                  1,027.04             0.00             0.00                         1,027.04
                                                  -----------      -----------      -----------      -----------     -----------
17. ADMINISTRATIVE & SELLING                         4,047.05        38,062.94        46,201.94                        88,311.93
                                                  -----------      -----------      -----------      -----------     -----------
18. OTHER (attach list)                              4,499.63             0.00             0.00                         4,499.63
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                 52,456.47        90,951.25        95,140.13             0.00      238,547.48
                                                  -----------      -----------      -----------      -----------     -----------
19. PROFESSIONAL FEES                                                                                                       0.00
                                                  -----------      -----------      -----------      -----------     -----------
20. U.S. TRUSTEE FEES                                                                                                       0.00
                                                  -----------      -----------      -----------      -----------     -----------
21. OTHER REORGANIZATION EXPENSES (attach list)                                                                             0.00
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL DISBURSEMENTS**                               52,456.49        90,951.25        95,140.13             0.00      238,547.48
                                                  -----------      -----------      -----------      -----------     -----------
22. NET CASH FLOW                                   11,543.53        (9,401.25)      (21,050.13)            0.00      (18,907.48)
                                                  -----------      -----------      -----------      -----------     -----------
23. CASH - END OF MONTH (MOR-2)                   $ 20,157.79      $ 10,756.54      $(10,293.59)     $      0.00     $(10,293.22)
                                                  ===========      ===========      ===========      ===========     ===========

           MOR-7       *  Applies to Individual debtors only

                       ** Numbers for the current month should balance (match)

                          RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

CASE NAME:   RIO GRANDE DRILLING COMPANY
             ---------------------------
CASE NUMBER: 98-55620-C
             ---------------------------

                                                    CASH ACCOUNT RECONCILIATION
                                                       MONTH OF DECEMBER 1999

                                          CONSOLIDATED
                                      ----------------------
BANK NAME                             Broadway National Bank    Broadway National Bank
                                      ----------------------    ----------------------    -----       -----       -----       -----
ACCOUNT NUMBER                        Account No. 0363464       Account No. 0353456
                                      ----------------------    ----------------------    -----       -----       -----       -----
ACCOUNT TYPE                          OPERATING-BGD             AFE-ESCROW-BGDG
                                      ----------------------    ----------------------    -----       -----       -----       -----
BANK BALANCE                          $             2,147.06    $             8,272.62    $0.00       $0.00       $0.00       $0.00
                                      ----------------------    ----------------------    -----       -----       -----       -----
DEPOSITS IN TRANSIT                                     0.00                      0.00     0.00        0.00        0.00        0.00
                                      ----------------------    ----------------------    -----       -----       -----       -----
BANK FEES, ADJUSTMENTS                                  0.00                      0.00     0.00        0.00        0.00        0.00
                                      ----------------------    ----------------------    -----       -----       -----       -----
OUTSTANDING CHECKS                                 20,712.90                      0.00     0.00        0.00        0.00        0.00
                                      ----------------------    ----------------------    -----       -----       -----       -----
ADJUSTED BANK BALANCE                 $           (18,365.84)   $             8,272.62    $0.00       $0.00       $0.00       $0.00
                                      ----------------------    ----------------------    -----       -----       -----       -----
BEGINNING CASH - PER BOOKS            $             2,484.39    $             8,272.62    $0.00       $0.00       $0.00       $0.00
                                      ----------------------    ----------------------    -----       -----       -----       -----
RECEIPTS*                                               0.00                      0.00     0.00        0.00        0.00        0.00
                                      ----------------------    ----------------------    -----       -----       -----       -----
TRANSFERS BETWEEN ACCOUNTS                         24,090.00                      0.00     0.00        0.00        0.00        0.00
                                      ----------------------    ----------------------    -----       -----       -----       -----
(WITHDRAWAL) CONTRIBUTION BY
 INDIVIDUAL DEBTOR MFR-2                                0.00                      0.00
                                      ----------------------    ----------------------    -----       -----       -----       -----
CHECKS/OTHER DISBURSEMENTS*                        95,140.13                      0.00     0.00        0.00        0.00        0.00
                                      ----------------------    ----------------------    -----       -----       -----       -----
ENDING CASH - PER BOOKS               $           (18,365.84)   $             8,272.62    $0.00       $0.00       $0.00       $0.00
                                      ======================    ======================    =====       =====       =====       =====

BANK NAME
                                      -----       -----       -----------
ACCOUNT NUMBER
                                      -----       -----       -----------
ACCOUNT TYPE                                                     TOTAL
                                      -----       -----       -----------
BANK BALANCE                          $0.00       $0.00       $ 10,419.68
                                      -----       -----       -----------
DEPOSITS IN TRANSIT                    0.00        0.00       $      0.00
                                      -----       -----       -----------
BANK FEES, ADJUSTMENTS                 0.00
                                      -----       -----       -----------
OUTSTANDING CHECKS                     0.00        0.00       $ 20,712.90
                                      -----       -----       -----------
ADJUSTED BANK BALANCE                 $0.00       $0.00       $(10,293.22)
                                      -----       -----       -----------
BEGINNING CASH - PER BOOKS            $0.00       $0.00       $ 10,756.91
                                      -----       -----       -----------
RECEIPTS*                              0.00        0.00       $      0.00
                                      -----       -----       -----------
TRANSFERS BETWEEN ACCOUNTS             0.00        0.00       $ 74,090.00
                                      -----       -----       -----------
(WITHDRAWAL) CONTRIBUTION BY                       0.00       $      0.00
                                                  -----       -----------
 INDIVIDUAL DEBTOR MFR-2                                      $      0.00
                                      -----       -----       -----------
CHECKS/OTHER DISBURSEMENTS*            0.00        0.00       $ 95,140.13
                                      -----       -----       -----------
ENDING CASH - PER BOOKS               $0.00       $0.00       $(10,293.22)
                                      =====       =====       ===========

MOR-8                         *Numbers should balance (match) TOTAL RECEIPTS and
                               TOTAL DISBURSEMENTS lines on MOR-7

                                                                 Revised 7/01/98

CASE NAME:     RIO GRANDE DRILLING COMPANY
               ------------------------------------
CASE NUMBER:   98-55620-C
               ------------------------------------


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

                                                   MONTH            MONTH            MONTH            MONTH

       INSIDERS:  NAME/COMP TYPE                November 1998   December 1998    January 1999
       -------------------------               --------------   -------------    ------------       -----------
1.   Guy Bob Buschman-Salary                       7,387.96        7,387.96        6,807.81
                                                 ----------      ----------      ----------          ----------
2.   Guy Bob Buschman-Expense Reimbursement        1,541.73            0.00            0.00
                                                 ----------      ----------      ----------          ----------
3.   Gary Scheele-Salary                           6,376.76        6,376.76        5,913.84
                                                 ----------      ----------      ----------          ----------
4.   Gary Scheele-Expense Reimbursement              104.60            0.00            0.00
                                                 ----------      ----------      ----------          ----------
5.   Robert A. Buschman-Salary                       426.22          426.22          426.23
                                                 ----------      ----------      ----------          ----------
6.   Robert A. Buschman-Expense Reimbursement          0.00            0.00            0.00
                                                 ----------      ----------      ----------          ----------
TOTAL INSIDERS (MOR-1)                           $15,837.27      $14,190.94      $13,147.88          $     0.00
                                                 ==========      ==========      ==========          ==========

                                                   MONTH            MONTH            MONTH            MONTH

            PROFESSIONALS                       November 1998
            -------------                      --------------   -------------    ------------       -----------
1.
                                                  ---------      ----------      ----------          ----------
2.
                                                  ---------      ----------      ----------          ----------
3.
                                                  ---------      ----------      ----------          ----------
4.
                                                  ---------      ----------      ----------          ----------
5.
                                                  ---------      ----------      ----------          ----------
6.
                                                  ---------      ----------      ----------          ----------
TOTAL PROFESSIONALS (MOR-1)                       $    0.00      $     0.00      $     0.00          $     0.00
                                                  =========      ==========      ==========          ==========


MOR-9                                                          Revised 07/01/98

MOR-1                  UNITED STATES BANKRUPTCY COURT

CASE NAME:     RIO GRANDE DESERT OIL COMPANY  PETITION DATE:      11/12/98
              ------------------------------                     ---------------
CASE NUMBER:   98-55621-C                     DISTRICT OF TEXAS:  Western
              ------------------                                 ---------------
PROPOSED PLAN DATE:                           DIVISION:           San Antonio
                   -------------                                 ---------------

  MONTHLY OPERATING REPORT SUMMARY FOR MONTH                                                                YEAR
  ------------------------------------------                                                                ----
                    MONTH                      November 1998     December 1998      January 1999
                    -----                      -------------     -------------      ------------
REVENUES (MOR-6)                                      0.00              0.00               0.00        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
INCOME BEFORE INT; DEPREC./TAX (MOR-6)              (31.40)       (10,887.69)              0.00        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
NET INCOME (LOSS) (MOR-6)                       118,778.07        129,914.03          17,452.55        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
PAYMENTS TO INSIDERS (MOR-9)                     63,865.00         80,804.71          74,090.00        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
PAYMENTS TO PROFESSIONALS (MOR-9)                     0.00              0.00               0.00        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
TOTAL DISBURSEMENTS (MOR-8)                      63,896.40         91,692.40               0.00        0.00       0.00
                                                ==========        ==========         ==========        ====       ====

*** The original of this document must be filed with the United States
    Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                  EXP.
                                         DATE
-----------------------------          ---------
CASUALTY       YES [X] NO [ ]           05-01-99
LIABILITY      YES [X] NO [ ]           05-01-99
VEHICLE        YES [X] NO [ ]           05-01-99
WORKER'S       YES [X] NO [ ]           05-01-99
EXCESS         YES [X] NO [ ]           05-01-99

Are all accounts receivable being collected within terms?                         Yes [X]    No [ ]
Are all post-petition liabilities, including taxes, being paid within terms?      Yes [X]    No [ ]
Have any pre-petition liabilities been paid?                                      Yes [ ]    No [ ]
 If so, describe   _________________________________________________________
Are all funds received being deposited into DIP bank accounts?                    Yes [X]    No [ ]
Were any assets disposed of outside the normal course of business?                Yes [ ]    No [X]
 If so, describe   _________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?                              Yes [X}    No [ ]
What is the status of your Plan of Reorganization?                                Filed Plan - December 11, 1998
                                                                                  ------------------------------

ATTORNEY NAME:      DEBORAH D. WILLIAMSON
                    -----------------------------
FIRM NAME:          COX & SMITH INCORPORATED
                    -----------------------------
ADDRESS:            112 EAST PECAN STREET
                    -----------------------------
                    SUITE 1800
                    -----------------------------
CITY, STATE, ZIP:   SAN ANTONIO, TEXAS 78205
                    -----------------------------
TELEPHONE:          (210)-554-5500
                    -----------------------------

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct.

SIGNED X  /s/ GARY SCHEELE            TITLE:   Vice President
         --------------------                 -------------------
                        (ORIGINAL SIGNATURE)

     Gary Scheele              03/04/99
-------------------------    ------------
(PRINT NAME OF SIGNATORY)        DATE

MOR-1

                                                                Revised 07/01/98

CASE NAME:   RIO GRANDE DESERT OIL COMPANY
          --------------------------------
CASE NUMBER: 98-55621-C
            ------------------------------

                          COMPARATIVE BALANCE SHEETS

                                    FILING DATE*    MONTH             MONTH             MONTH            MONTH    MONTH
ASSETS                            CONSL. TO 10QSB-
                                      10/31/98       NOVEMBER 1998     DECEMBER 1998     JANUARY 1999
-----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
Cash                                      197.75            166.35              0.00             0.00
                                  --------------    --------------    --------------   --------------    -----    -----
Accounts Receivable, Net
                                  --------------    --------------    --------------   --------------    -----    -----
Inventory: Lower of Cost
           or Market
                                  --------------    --------------    --------------   --------------    -----    -----
Prepaid Expenses
                                  --------------    --------------    --------------   --------------    -----    -----
Investments
                                  --------------    --------------    --------------   --------------    -----    -----
Other
                                  --------------    --------------    --------------   --------------    -----    -----
TOTAL CURRENT ASSETS                      197.75            166.35              0.00             0.00     0.00     0.00
                                  --------------    --------------    --------------   --------------    -----    -----
PROPERTY, PLANT & EQUIP.
  @ COST
                                  --------------    --------------    --------------   --------------    -----    -----
Less Accumulated Depreciation
                                  --------------    --------------    --------------   --------------    -----    -----
NET BOOK VALUE OF PP & E                    0.00              0.00              0.00             0.00     0.00     0.00
                                  --------------    --------------    --------------   --------------    -----    -----
OTHER ASSETS
  1. Tax Deposits
                                  --------------    --------------    --------------   --------------    -----    -----
  2. Investments in Subsidiaries   10,451,708.91     10,584,321.51     10,733,436.07    10,764,319.60
                                  --------------    --------------    --------------   --------------    -----    -----
  3. Organization Costs, net              402.90            361.90            320.90           279.90
                                  --------------    --------------    --------------   --------------    -----    -----
  4. Minority Interests-Limited
     Partnerships                    (831,792.65)      (837,061.63)      (836,840.32)     (841,737.15)
                                  --------------    --------------    --------------   --------------    -----    -----
TOTAL ASSETS                      $ 9,620,516.91    $ 9,747,788.13    $ 9,896,916.65   $ 9,922,862.35    $0.00    $0.00
                                  ==============    ==============    ==============   ==============    =====    =====

                                  * Per Schedules and Statement of Affairs

      MOR-2                                                     Revised 07/01/98

 CASE NAME:    RIO GRANDE DESERT OIL COMPANY
               -----------------------------
CASE NUMBER:   98-55621-C
               -----------------------------

                           COMPARATIVE BALANCE SHEETS

                                              FILING DATE*         MONTH             MONTH              MONTH        MONTH   MONTH
                                               CONSL. TO       ---------------   ---------------   ---------------
                                             10QSB-10/31/98     NOVEMBER 1998     DECEMBER 1998      JANUARY 1999
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
LIABILITIES

POST-PETITION LIABILITIES(MOR-4)                                      8,493.15         27,707.64         36,200.79
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
PRE-PETITION LIABILITIES
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Notes Payable - Secured
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Priority Debt
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Federal Income Tax
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     FICA/Withholding
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Unsecured Debt
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Other - Advances - Affiliates             14,705,802.06     14,705,802.06     14,705,802.06     14,705,802.06
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL PRE-PETITION LIABILITIES                 14,705,802.06     14,705,802.06     14,705,802.06     14,705,802.06     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL LIABILITIES                              14,705,802.06     14,714,295.21     14,733,509.70     14,742,002.85     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
OWNER'S EQUITY (DEFICIT)

     PREFERRED STOCK
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     COMMON STOCK                                   1,000.00          1,000.00          1,000.00          1,000.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     ADDITIONAL PAID-IN CAPITAL
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     RETAINED EARNINGS:  Filing Date           (5,086,285.15)    (5,086,285.15)    (5,086,285.15)    (5,086,285.15)
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     RETAINED EARNINGS:  Post Filing Date               0.00        118,778.07        248,692.10        266,144.65
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL OWNER'S EQUITY (NET WORTH)               (5,085,285.15)    (4,966,507.08)    (4,836,593.05)    (4,819,140.50)    0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL LIABILITIES & OWNER'S EQUITY          $   9,620,516.91   $  9,747,788.13   $  9,896,916.65   $  9,922,862.35   $ 0.00  $ 0.00
                                            ================   ===============   ===============   ===============   ======  ======


                    * Per Schedules and Statement of Affairs

MOR-3                                                         Revised 07/01/98

CASE NAME:     RIO GRANDE DESERT OIL COMPANY
          ----------------------------------
CASE NUMBER:   98-55621-C
            --------------------------------


                     SCHEDULE OF POST-PETITION LIABILITIES

                                                 MONTH            MONTH            MONTH             MONTH           MONTH
                                                 -------------    -------------    ------------      -----------     -----------
TRADE ACCOUNTS PAYABLE                           NOVEMBER 1998    DECEMBER 1998    JANUARY 1999
                                                 -------------    -------------    ------------      -----------     -----------
TAX PAYABLE

     Federal Payroll Taxes
                                                  -----------      -----------      -----------      -----------     -----------
     State Payroll Taxes
                                                  -----------      -----------      -----------      -----------     -----------
     Ad Valorem Taxes
                                                  -----------      -----------      -----------      -----------     -----------
     Other Taxes
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL TAXES PAYABLE                                      0.00             0.00             0.00             0.00            0.00
                                                  -----------      -----------      -----------      -----------     -----------
SECURED DEBT POST-PETITION
                                                  -----------      -----------      -----------      -----------     -----------
ACCRUED INTEREST PAYABLE
                                                  -----------      -----------      -----------      -----------     -----------
ACCRUED PROFESSIONAL FEES*
                                                  -----------      -----------      -----------      -----------     -----------
OTHER ACCRUED LIABILITIES

 1. Advance-Affiliates                               8,493.15        27,707.64        36,200.79
                                                  -----------      -----------      -----------      -----------     -----------
 2.
                                                  -----------      -----------      -----------      -----------     -----------
 3.
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL POST-PETITION LIABILITIES (MOR-3)           $  8,493.15      $ 27,707.64      $ 36,200.79      $      0.00     $      0.00
                                                  ===========      ===========      ===========      ===========     ===========


* PAYMENT REQUIRES COURT APPROVAL
      MOR-4


                                                                Revised 07/01/98

CASE NAME:   RIO GRANDE DESERT OIL COMPANY
             -----------------------------------
CASE NUMBER: 98-55621-C
             -----------------------------------

                                             AGING OF POST-PETITION LIABILITIES

                                             MONTH     NOVEMBER 1998
                                                       -------------   -----------   ---------------------
                                 TRADE        FEDERAL      STATE       AD VALOREM,         OTHER
  DAYS         TOTAL            ACCOUNTS      TAXES        TAXES       OTHER TAXES    ADVANCES-AFFILIATES
--------     -----------      -----------    --------     -------      -----------   ---------------------
0-30           19,214.49                                                                   19,214.49
--------     -----------      -----------     ------      -------       ----------        ----------
31-60           8,493.15                                                                    8,493.15
--------     -----------      -----------     ------      -------       ----------        ----------
61-90               0.00                                                                        0.00
--------     -----------      -----------     ------      -------       ----------        ----------
91+                 0.00                                                                        0.00
--------     -----------      -----------     ------      -------       ----------        ----------
TOTAL        $ 27,707.64      $      0.00     $ 0.00      $  0.00       $     0.00        $27,707.64
========     ===========      ===========     ======      =======       ==========        ==========

                                     AGING OF ACCOUNTS RECEIVABLE
  MONTH
----------   -----------      -----------     ------      -------       ----------        ----------
0-30 DAYS
----------   -----------      -----------     ------      -------       ----------        ----------
31-60 DAYS
----------   -----------      -----------     ------      -------       ----------        ----------
61-90 DAYS
----------   -----------      -----------     ------      -------       ----------        ----------
91+ DAYS
----------   -----------      -----------     ------      -------       ----------        ----------
TOTAL        $      0.00      $      0.00     $ 0.00      $  0.00       $     0.00        $     0.00
             ===========      ===========     ======      =======       ==========        ==========

             MOR-5                                              Revised 07/01/98

          CASE NAME:  RIO GRANDE DESERT OIL COMPANY
                     ------------------------------
        CASE NUMBER:  98-55621-C
                     ------------------------------

                           STATEMENT OF INCOME (LOSS)

                                                        MONTH            MONTH            MONTH         MONTH    FILING TO
                                                        November 1998    December 1998    January 1999           DATE
                                                        -------------    -------------    ------------  -----    -----------
REVENUES (MOR-1)                                                                                                        0.00
                                                         -----------      -----------      ----------   -----    -----------
TOTAL COST OF REVENUES                                                                                                  0.00
                                                         -----------      -----------      ----------   -----    -----------
GROSS PROFIT                                                    0.00             0.00            0.00    0.00           0.00
                                                         -----------      -----------      ----------   -----    -----------
OPERATING EXPENSE:

  Selling & Marketing
                                                         -----------      -----------      ----------   -----    -----------
  General & Administrative                                     31.40            22.69            0.00                  54.09
                                                         -----------      -----------      ----------   -----    -----------
  Insiders Compensation                                                                                                 0.00
                                                         -----------      -----------      ----------   -----    -----------
  Professional Fees                                                                                                     0.00
                                                         -----------      -----------      ----------   -----    -----------
  Other-LOUISIANA FRANCHISE/INCOME TAXES                        0.00        10,865.00            0.00              10,865.00
                                                         -----------      -----------      ----------   -----    -----------
  Other                                                                                                                 0.00
                                                         -----------      -----------      ----------   -----    -----------
TOTAL OPERATING EXPENSES                                       31.40        10,887.69            0.00    0.00      10,919.09
                                                         -----------      -----------      ----------   -----    -----------
INCOME BEFORE INT. DEPR/TAX (MOR-1)                           (31.40)      (10,887.69)           0.00    0.00     (10,919.09)
                                                         -----------      -----------      ----------   -----    -----------
INTEREST EXPENSE - AFFILIATE                                8,493.15         8,493.15        8,493.15              25,479.45
                                                         -----------      -----------      ----------   -----    -----------
DEPRECIATION/AMORTIZATION                                      41.00            41.00           41.00                 123.00
                                                         -----------      -----------      ----------   -----    -----------
OTHER (INCOME) EXPENSE*                                                                                                 0.00
                                                         -----------      -----------      ----------   -----    -----------
OTHER ITEMS**EQUITY IN LIMITED PARTNERSHIP-(OFFSHORE)    (132,612.60)     (149,114.56)     (30,883.53)           (312,610.69)
                                                         -----------      -----------      ----------   -----    -----------
             MINORITY INTEREST OF LIMITER PARTNERS          5,268.98          (221.31)       4,896.83               1,111.85
                                                         -----------      -----------      ----------   -----    -----------

                                                         -----------      -----------      ----------   -----    -----------
TOTAL INT. DEPR & OTHER ITEMS                            (118,809.47)     (140,801.72)     (17,452.55)   0.00    (285,896.39)
                                                         -----------      -----------      ----------   -----    -----------
NET INCOME BEFORE TAXES                                   118,778.07       129,914.03       17,452.55    0.00     274,977.30
                                                         -----------      -----------      ----------   -----    -----------
FEDERAL INCOME TAXES                                                                                                    0.00
                                                         -----------      -----------      ----------   -----    -----------
NET INCOME (LOSS) (MOR-1)                                $118,778.07      $129,914.03      $17,452.55   $0.00    $274,977.30
                                                         ===========      ===========      ==========   =====    ===========

Accrual Accounting Required, Otherwise Footnote with Explanation

*  Footnote Mandatory

** Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.
               MOR-6

                                                                Revised 07/01/98

CASE NAME:     RIO GRANDE DESERT OIL COMPANY
          ----------------------------------
CASE NUMBER:   98-55621-C
            --------------------------------

====================================================================================================================================
CASH RECEIPTS AND                                MONTH            MONTH            MONTH             MONTH           FILING TO
DISBURSEMENTS                                    NOVEMBER 1998    DECEMBER 1998    JANUARY 1999                      DATE
                                                 -------------    -------------    ------------      -----------     -----------
 1. CASH-BEGINNING OF MONTH                       $    197.75      $    166.35                                       $    197.75
                                                  -----------      -----------      -----------      -----------     -----------
RECEIPTS

 2. CASH SALES                                           0.00                                                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
 3. COLLECTION OF ACCOUNTS RECEIVABLE                    0.00                                                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
 4. LOANS & ADVANCES (attach list)-RIO GRANDE
      OFFSHORE, LTD.                                63,865.00        91,526.05                                        155,391.05
                                                  -----------      -----------      -----------      -----------     -----------
 5. SALE OF ASSETS                                                                                                          0.00
                                                  -----------      -----------      -----------      -----------     -----------
 6. OTHER (attach list)                                                                                                     0.00
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL RECEIPTS**                                    63,865.00        91,526.05             0.00             0.00      155,391.05
                                                  -----------      -----------      -----------      -----------     -----------
(Withdrawal) Contribution by Individual
  Debtor MFR-2*
                                                  -----------      -----------      -----------      -----------     -----------
DISBURSEMENTS:

 7. NET PAYROLL                                                                                                             0.00
                                                  -----------      -----------      -----------      -----------     -----------
 8. PAYROLL TAXES PAID                                                                                                      0.00
                                                  -----------      -----------      -----------      -----------     -----------
 9. SALES, USE & OTHER TAXES PAID                                    10,865.00                                         10,865.00
                                                  -----------      -----------      -----------      -----------     -----------
10. SECURED/RENTAL/LEASES                                                                                                   0.00
                                                  -----------      -----------      -----------      -----------     -----------
11. UTILITIES                                                                                                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
12. INSURANCE                                                                                                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
13. INVENTORY PURCHASES                                                                                                     0.00
                                                  -----------      -----------      -----------      -----------     -----------
14. VEHICLE EXPENSES                                                                                                        0.00
                                                  -----------      -----------      -----------      -----------     -----------
15. TRAVEL & ENTERTAINMENT                                                                                                  0.00
                                                  -----------      -----------      -----------      -----------     -----------
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                         0.00
                                                  -----------      -----------      -----------      -----------     -----------
17. ADMINISTRATIVE & SELLING                            31.40            22.69                                             54.09
                                                  -----------      -----------      -----------      -----------     -----------
18. OTHER (attach list) ADVANCE-RIO GRANDE
      DRILLING CO.                                  63,865.00        80,804.71                                        144,669.71
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                 63,896.40        91,692.40             0.00             0.00      155,588.80
                                                  -----------      -----------      -----------      -----------     -----------
19. PROFESSIONAL FEES                                                                                                       0.00
                                                  -----------      -----------      -----------      -----------     -----------
20. U.S. TRUSTEE FEES                                                                                                       0.00
                                                  -----------      -----------      -----------      -----------     -----------
21. OTHER REORGANIZATION EXPENSES (attach list)                                                                             0.00
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL DISBURSEMENTS**                               63,896.40        91,692.40             0.00             0.00      155,588.80
                                                  -----------      -----------      -----------      -----------     -----------
22. NET CASH FLOW                                      (31.40)         (166.35)            0.00             0.00         (197.75)
                                                  -----------      -----------      -----------      -----------     -----------
23. CASH - END OF MONTH (MOR-2)                   $    166.35      $     (0.00)     $      0.00      $      0.00     $     (0.00)
                                                  ===========      ===========      ===========      ===========     ===========

           MOR-7       *  Applies to Individual debtors only

                       ** Numbers for the current month should balance (match)

                                                              Revised 07/01/98

CASE NAME:   RIO GRANDE DESERT OIL COMPANY
             -----------------------------
CASE NUMBER: 98-55621-C
             -----------------------------

                                       CASH ACCOUNT RECONCILIATION
                                       MONTH OF January 1999

BANK NAME                             Comerica Bank-California
                                      ------------------------
ACCOUNT NUMBER                        Account No.-1890630203                 N/A       N/A
                                      ------------------------
ACCOUNT TYPE                                OPERATING                        TAX       OTHER FUNDS      TOTAL
                                      ------------------------               -----     -----------    ----------
BANK BALANCE                                                 0                                        $     0.00
                                      ------------------------     -----     -----     -----------    ----------
DEPOSITS IN TRANSIT                                          0                                        $     0.00
                                      ------------------------     -----     -----     -----------    ----------
OUTSTANDING CHECKS                                           0                                        $     0.00
                                      ------------------------     -----     -----     -----------    ----------
ADJUSTED BANK BALANCE                 $                   0.00     $0.00     $0.00     $      0.00    $     0.00
                                      ------------------------     -----     -----     -----------    ----------
BEGINNING CASH - PER BOOKS            $                   0.00                                        $     0.00
                                      ------------------------     -----     -----     -----------    ----------
RECEIPTS*                                            74,090.00                                        $74,090.00
                                      ------------------------     -----     -----     -----------    ----------
TRANSFERS BETWEEN ACCOUNTS                                                                            $     0.00
                                      ------------------------     -----     -----     -----------    ----------
(WITHDRAWAL) CONTRIBUTION BY
 INDIVIDUAL DEBTOR MFR-2                                                                              $     0.00
                                      ------------------------     -----     -----     -----------    ----------
CHECKS/OTHER DISBURSEMENTS*                          74,090.00                                        $74,090.00
                                      ------------------------     -----     -----     -----------    ----------
ENDING CASH - PER BOOKS               $                   0.00                                        $     0.00
                                      ========================     =====     =====     ===========    ==========

MOR-8                         *Numbers should balance (match) TOTAL RECEIPTS and
                               TOTAL DISBURSEMENTS lines on MOR-7

                                                                 Revised 7/01/98

CASE NAME:     RIO GRANDE DESERT OIL COMPANY
               ---------------------------------
CASE NUMBER:   98-55621-C
               ---------------------------------


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

                                                   MONTH            MONTH            MONTH            MONTH

       INSIDERS:  NAME/COMP TYPE                November 1998   December 1998    January 1999
       -------------------------                -------------   -------------    ------------       -----------
1.   RIO GRANDE DRILLING COMPANY                   63,865.00      80,804.71       74,090.00
                                                  ----------     ----------      ----------          ----------
2.
                                                  ----------     ----------      ----------          ----------
3.
                                                  ----------     ----------      ----------          ----------
4.
                                                  ----------     ----------      ----------          ----------
5.
                                                  ----------     ----------      ----------          ----------
6.
                                                  ----------     ----------      ----------          ----------
TOTAL INSIDERS (MOR-1)                            $63,865.00     $80,804.71      $74,090.00          $     0.00
                                                  ==========     ==========      ==========          ==========

                                                   MONTH            MONTH            MONTH            MONTH

            PROFESSIONALS                       November 1998
            -------------                       -------------   -------------    ------------       -----------
1.
                                                  ---------      ----------      ----------          ----------
2.
                                                  ---------      ----------      ----------          ----------
3.
                                                  ---------      ----------      ----------          ----------
4.
                                                  ---------      ----------      ----------          ----------
5.
                                                  ---------      ----------      ----------          ----------
6.
                                                  ---------      ----------      ----------          ----------
TOTAL PROFESSIONALS (MOR-1)                       $    0.00      $     0.00      $     0.00          $     0.00
                                                  =========      ==========      ==========          ==========


MOR-9                                                          Revised 07/01/98

MOR-1                  UNITED STATES BANKRUPTCY COURT

CASE NAME:     RIO GRANDE OFFSHORE, LTD.      PETITION DATE:      11/12/98
              --------------------------                         ---------------
CASE NUMBER:   98-55622-C                     DISTRICT OF TEXAS:  Western
              --------------------------                         ---------------
PROPOSED PLAN DATE:                           DIVISION:           San Antonio
                   ---------------------                         ---------------

  MONTHLY OPERATING REPORT SUMMARY FOR MONTH                                                                YEAR
  ------------------------------------------                                                                ----
                    MONTH                      November 1998     December 1998      January 1999
                    -----                      -------------     -------------      ------------
REVENUES (MOR-6)                                268,714.35        347,309.78         288,138.01        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
INCOME BEFORE INT; DEPREC./TAX (MOR-6)           69,388.60        254,679.34         106,385.51        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
NET INCOME (LOSS) (MOR-6)                       128,955.57        151,226.20          26,315.64        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
PAYMENTS TO INSIDERS (MOR-9)                     64,000.00         81,550.00          97,500.00        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
PAYMENTS TO PROFESSIONALS (MOR-9)                     0.00              0.00               0.00        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
TOTAL DISBURSEMENTS (MOR-8)                     339,697.57        364,518.75         316,017.53        0.00       0.00
                                                ==========        ==========         ==========        ====       ====

*** The original of this document must be filed with the United States
    Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                  EXP.
                                         DATE
-----------------------------          ---------
CASUALTY       YES [X] NO [ ]           05-01-99
LIABILITY      YES [X] NO [ ]           05-01-99
VEHICLE        YES [X] NO [ ]           05-01-99
WORKER'S       YES [X] NO [ ]           05-01-99
EXCESS         YES [X] NO [ ]           05-01-99

                                                                                     CIRCLE ONE
Are all accounts receivable being collected within terms?                         Yes [X]    No [ ]
Are all post-petition liabilities, including taxes, being paid within terms?      Yes [X]    No [ ]
Have any pre-petition liabilities been paid?                                      Yes [X]    No [ ]
 if so, describe   _________________________________________________________
Are all funds received being deposited into DIP bank accounts?                    Yes [X]    No [ ]
Were any assets disposed of outside the normal course of business?                Yes [ ]    No [X]
 if so, describe   _________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?                              Yes [X}    No [ ]
What is the status of your Plan of Reorganization?                                Filed Plan - December 11, 1998
                                                                                  ------------------------------

ATTORNEY NAME:      DEBORAH D. WILLIAMSON
                    -----------------------------
FIRM NAME:          COX & SMITH INCORPORATED
                    -----------------------------
ADDRESS:            112 EAST PECAN STREET
                    -----------------------------
                    SUITE 1800
                    -----------------------------
CITY, STATE, ZIP:   SAN ANTONIO, TEXAS 78205
                    -----------------------------
TELEPHONE:          (210)554-5500
                    -----------------------------

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct.

SIGNED X  /s/ GARY SCHEELE            TITLE:   Vice President
         --------------------                 -------------------
                        (ORIGINAL SIGNATURE)

     Gary Scheele              03/04/99
-------------------------    ------------
(PRINT NAME OF SIGNATORY)        DATE

MOR-1

                                                                Revised 07/01/98

CASE NAME:   RIO GRANDE OFFSHORE, LTD.
          ----------------------------
CASE NUMBER: 98-55622-C
            --------------------------

                          COMPARATIVE BALANCE SHEETS

                                    FILING DATE*     MONTH             MONTH             MONTH           MONTH
                                  CONSL. TO 10QSB-
ASSETS                                10/31/98       NOVEMBER 1998     DECEMBER 1998     JANUARY 1999
------                            ----------------  --------------    --------------     ------------    -----
CURRENT ASSETS
Cash                                  375,498.02        466,112.30        436,606.91       578,177.32
                                  --------------    --------------    --------------   --------------    -----
Accounts Receivable, Net              405,488.15        445,962.30        599,684.19       496,910.83
                                  --------------    --------------    --------------   --------------    -----
Inventory: Lower of Cost
           or Market                        0.00              0.00              0.00             0.00
                                  --------------    --------------    --------------   --------------    -----
Prepaid Expenses                       (7,021.26)        (7,021.26)        (7,021.26)       (7,021.26)
                                  --------------    --------------    --------------   --------------    -----
Investments                                 0.00              0.00              0.00             0.00
                                  --------------    --------------    --------------   --------------    -----
Other-A/R and Advances-Affiliates   1,849,041.07      1,892,081.32      1,890,555.47     1,928,295.45
                                  --------------    --------------    --------------   --------------    -----
TOTAL CURRENT ASSETS                2,623,005.98      2,797,134.66      2,919,825.31     2,996,362.34     0.00
                                  --------------    --------------    --------------   --------------    -----
PROPERTY, PLANT & EQUIP.
  @ COST                           24,612,211.83     24,372,028.85     24,373,167.11    24,395,567.43
                                  --------------    --------------    --------------   --------------    -----
Less Accumulated Depreciation      17,517,824.24     17,379,046.67     17,480,399.72    17,581,752.77
                                  --------------    --------------    --------------   --------------    -----
NET BOOK VALUE OF PP & E            7,094,387.59      6,992,982.18      6,892,767.39     6,813,814.66     0.00
                                  --------------    --------------    --------------   --------------    -----
OTHER ASSETS
  1. Tax Deposits
                                  --------------    --------------    --------------   --------------    -----
  2. Investments in Subsidiaries      636,721.47        658,064.17        657,167.71       677,002.98
                                  --------------    --------------    --------------   --------------    -----
  3. Other assets, net                    880.00            880.00            880.00           480.00
                                  --------------    --------------    --------------   --------------    -----
  4.
                                  --------------    --------------    --------------   --------------    -----
TOTAL ASSETS                      $10,354,995.04    $10,449,061.01    $10,470,640.41   $10,487,659.98    $0.00
                                  ==============    ==============    ==============   ==============    =====

                                  * Per Schedules and Statement of Affairs

      MOR-2                                                     Revised 07/01/98

CASE NAME:     RIO GRANDE OFFSHORE, LTD.
               -------------------------
CASE NUMBER:   98-55622-C
               -------------------------


                           COMPARATIVE BALANCE SHEETS

                                              FILING DATE*         MONTH             MONTH              MONTH        MONTH   MONTH
LIABILITIES & PARTNERS'                        CONSL. TO       ---------------   ---------------   ---------------
CAPITAL                                      10QSB-10/31/98     November 1998     December 1998      January 1999
-----------------------                     ----------------   ---------------   ---------------   ---------------   ------  ------
LIABILITIES

POST-PETITION LIABILITIES(MOR-4)                                    295,629.03        165,982.23        156,686.16
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
PRE-PETITION LIABILITIES

     Notes Payable - Secured
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Priority Debt
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Federal Income Tax
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     FICA/Withholding
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Unsecured Debt
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Other                                        613,024.75        282,506.12        282,506.12        282,506.12
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL PRE-PETITION LIABILITIES                    613,024.75        282,506.12        282,506.12        282,506.12     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL LIABILITIES                                 613,024.75        578,135.15        448,488.35        439,192.28     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
PARTNERS' CAPITAL (DEFICIT)

General Partner-Rio Grande Drilling Company       223,185.24        223,185.24        223,185.24        223,185.24
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
Limited Partner-Rio Grande Desert Oil
                Company                        17,609,202.96     17,609,202.96     17,609,202.96     17,609,202.96
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     RETAINED EARNINGS:  October 31, 1998      (8,090,417.91)    (8,090,417.91)    (8,090,417.91)    (8,090,417.91)
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     RETAINED EARNINGS:  Post Filing Date               0.00        128,955.57        280,181.77        306,497.41
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL OWNER'S EQUITY (NET WORTH)                9,741,970.29      9,870,925.86     10,022,152.06     10,048,467.70     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL LIABILITIES & PARTNERS' CAPITAL       $  10,354,995.04   $ 10,449,061.01   $ 10,470,640.41   $ 10,487,659.98   $ 0.00  $ 0.00
                                            ================   ===============   ===============   ===============   ======  ======
              MOR-3                         * Per Schedules and Statement of Affairs


                                                                Revised 07/01/98

CASE NAME:     RIO GRANDE OFFSHORE, LTD.
          ------------------------------
CASE NUMBER:   98-55622-C
            ----------------------------


                     SCHEDULE OF POST-PETITION LIABILITIES

                                                 MONTH            MONTH            MONTH             MONTH
                                                 NOVEMBER 1998    DECEMBER 1998    JANUARY 1999
                                                 -------------    -------------    ------------      -----------
TRADE ACCOUNTS PAYABLE                             197,651.62        56,697.17        53,109.08
                                                  -----------      -----------      -----------      -----------
TAX PAYABLE

     Federal Payroll Taxes                               0.00             0.00             0.00
                                                  -----------      -----------      -----------      -----------
     State Payroll Taxes                               795.21           871.15           761.03
                                                  -----------      -----------      -----------      -----------
     Ad Valorem Taxes                                4,000.00         8,000.00        12,000.00
                                                  -----------      -----------      -----------      -----------
     Other Taxes-Production                          3,137.96         2,930.56         3,155.43
                                                  -----------      -----------      -----------      -----------
TOTAL TAXES PAYABLE                                  7,933.17        11,801.71        15,916.46             0.00
                                                  -----------      -----------      -----------      -----------
SECURED DEBT POST-PETITION                               0.00             0.00             0.00
                                                  -----------      -----------      -----------      -----------
ACCRUED INTEREST PAYABLE                                 0.00             0.00             0.00
                                                  -----------      -----------      -----------      -----------
ACCRUED PROFESSIONAL FEES*                               0.00             0.00             0.00
                                                  -----------      -----------      -----------      -----------
OTHER ACCRUED LIABILITIES

 1. Royalties                                       71,251.56        59,675.11        30,099.50
                                                  -----------      -----------      -----------      -----------
 2. Advances-affiliates                             16,385.67        32,978.35        50,382.20
                                                  -----------      -----------      -----------      -----------
 3. Insurance                                          220.51           454.73           682.95
                                                  -----------      -----------      -----------      -----------
 4. Miscellaneous                                    2,186.50         4,375.16         6,495.97
                                                  -----------      -----------      -----------      -----------

TOTAL POST-PETITION LIABILITIES (MOR-3)           $295,629.03      $165,982.23      $156,686.16      $      0.00
                                                  ===========      ===========      ===========      ===========


* PAYMENT REQUIRES COURT APPROVAL
      MOR-4


                                                                Revised 07/01/98

CASE NAME:   RIO GRANDE OFFSHORE, LTD.
             -------------------------
CASE NUMBER: 98-55622-C
             -------------------------

                       AGING OF POST-PETITION LIABILITIES
                               MONTH JANUARY 1999

                                 TRADE        FEDERAL    STATE       AD VALOREM,     ADVANCES/ACCOUNTS    ROYALTIES AND
  DAYS         TOTAL            ACCOUNTS      TAXES      TAXES       OTHER TAXES   PAYABLE TO AFFILIATES REVENUE SUSPENSE   OTHER
--------     -----------      -----------    --------   -------      -----------   --------------------- ----------------  --------
0-30          110,877.92        53,109.08               761.03         4,000.00         17,524.66          33,254.93       2,228.22
--------     -----------      -----------     ------   -------       ----------        ----------         ----------     ----------
31-60          23,015.56             0.00                              4,000.00         16,592.68               0.00       2,422.88
--------     -----------      -----------     ------   -------       ----------        ----------         ----------     ----------
61-90          22,792.68             0.00                              4,000.00         16,385.67               0.00       2,407.01
--------     -----------      -----------     ------   -------       ----------        ----------         ----------     ----------
91+                 0.00             0.00                                  0.00              0.00               0.00           0.00
--------     -----------      -----------     ------   -------       ----------        ----------         ----------     ----------
TOTAL        $156,686.16      $ 53,109.08     $ 0.00   $761.03       $12,000.00        $50,503.01         $33,254.93     $ 7,058.11
========     ===========      ===========     ======   =======       ==========        ==========         ==========     ==========

                          AGING OF ACCOUNTS RECEIVABLE
  MONTH     JANUARY 1999         JANUARY 1999            JANUARY 1999
           ---------------   -----------------------  -------------------
           OIL & GAS SALES   JOINT INTEREST BILLINGS  ADVANCES-AFFILIATES
---------- ---------------   -----------------------  -------------------  -------     ------      -----     ----------     -----
0-30 DAYS     433,450.36            13,633,68              37,739.98
----------   -----------          -----------          -------------         -----      -----      -----     ----------     -----
31-60 DAYS      2,078.81             3,360.00              59,189.52
----------   -----------          -----------          -------------         -----      -----      -----     ----------     -----
61-90               0.04             1,782.69              59,189.52
----------   -----------          -----------          -------------         -----      -----      -----     ----------     -----
91+ DAYS       (9,169.97)           51,775.22           1,772,176.43
----------   -----------          -----------          -------------         -----      -----      -----     ----------     -----
TOTAL        $426,359.24           $70,551.59          $1,928,295.45         $0.00      $0.00                               $0.00
==========   ===========          ===========          =============         =====      =====      =====     ==========     =====

MOR-5                                                           Revised 07/01/98

CASE NAME:
          -----------------------
CASE NUMBER:  98-55622-C
             --------------------


                           STATEMENT OF INCOME (LOSS)

                                                                MONTH            MONTH            MONTH       MONTH     FILING TO
                                                             November 1998    December 1998    January 1999               DATE
                                                             -------------    -------------    ------------   -----    -----------
REVENUES (MOR-1)                                                268,714.35       347,309.78      288,138.01             904,162.14
                                                             -------------    -------------    ------------   -----    -----------
TOTAL COST OF REVENUES                                          197,535.94        89,974.37      179,137.34             466,647.65
                                                             -------------    -------------    ------------   -----    -----------
GROSS PROFIT                                                     71,178.41       257,335.41      109,000.67   0.00      437,514.49
                                                             -------------    -------------    ------------   -----    -----------
OPERATING EXPENSE:

  Selling & Marketing                                                 0.00             0.00            0.00                   0.00
                                                             -------------    -------------    ------------   -----    -----------
  General & Administrative                                        1,789.81         2,656.07        2,615.16               7,061.04
                                                             -------------    -------------    ------------   -----    -----------
  Insiders Compensation                                                                                                       0.00
                                                             -------------    -------------    ------------   -----    -----------
  Professional Fees                                                                                                           0.00
                                                             -------------    -------------    ------------   -----    -----------
  Other                                                                                                                       0.00
                                                             -------------    -------------    ------------   -----    -----------
  Other                                                                                                                       0.00
                                                             -------------    -------------    ------------   -----    -----------
TOTAL OPERATING EXPENSES                                          1,789.81         2,656.07        2,615.16   0.00        7,061.04
                                                             -------------    -------------    ------------   -----    -----------
INCOME BEFORE INT. DEPR/TAX (MOR-1)                              69,388.60       254,679.34      106,385.51   0.00      430,453.45
                                                             -------------    -------------    ------------   -----    -----------
INTEREST EXPENSE                                                   (788.03)            0.00            0.00                (788.03)
                                                             -------------    -------------    ------------   -----    -----------
DEPRECIATION/AMORTIZATION                                       101,353.05       101,353.05      101,353.05             304,059.15
                                                             -------------    -------------    ------------   -----    -----------
OTHER (INCOME) EXPENSE*                                             190.37         1,203.63       (1,447.91)                (53.91)
                                                             -------------    -------------    ------------   -----    -----------
OTHER ITEMS**(GAIN/LOSS ON SALE OF ASSETS                      (138,979.66)            0.00                            (138,979.66)
                                                             -------------    -------------    ------------   -----    -----------
EQUITY EARNINGS IN RIO GRANDE GULFMEX, LTD.                     (26,678.37)        1,120.58      (24,794.09)
                                                             -------------    -------------    ------------   -----    -----------
MINORITY INTEREST OF RIO GRANDE
  GULFMEX, LTD. LIMITED PARTNERS                                  5,335.67          (224.12)       4,958.82
                                                             -------------    -------------    ------------   -----    -----------
TOTAL INT. DEPR & OTHER ITEMS                                   (59,566.97)      103,453.14       80,069.87    0.00     164,237.55
                                                             -------------    -------------    ------------   -----    -----------
NET INCOME TAXES                                                128,955.57       151,226.20       26,315.64    0.00     266,215.90
                                                             -------------    -------------    ------------   -----    -----------
FEDERAL INCOME TAXES                                                                                                          0.00
                                                             -------------    -------------    ------------   -----    -----------
NET INCOME (LOSS) (MOR-1)                                    $  128,955.57    $  151,226.20    $  26,315.64   $0.00    $266,215.90
                                                             =============    =============    ============   =====    ===========

Accrual Accounting Required, Otherwise Footnote with Explanation

*  Footnote Mandatory

** Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

               MOR-6

                                                                Revised 07/01/98

CASE NAME:     RIO GRANDE OFFSHORE, LTD.
          ----------------------------------
CASE NUMBER:   98-55622-C
            --------------------------------

CASH RECEIPTS AND                                   MONTH            MONTH            MONTH             MONTH        FILING TO
DISBURSEMENTS                                    November 1998    December 1998    January 1999                      DATE
-----------------                                -------------    -------------    ------------      -----------     -----------
 1. CASH-BEGINNING OF MONTH                       $375,498.39      $466,112.30      $586,886.18                    $  375,498.39
                                                  -----------      -----------      -----------      -----------   -------------
RECEIPTS:

 2. CASH SALES                                           0.00                                                               0.00
                                                  -----------      -----------      -----------      -----------   -------------
 3. COLLECTION OF ACCOUNTS RECEIVABLE              287,343.78       485,292.63       301,713.71                     1,074,350.12
                                                  -----------      -----------      -----------      -----------   -------------
 4. LOANS & ADVANCES (attach list)                       0.00             0.00                                              0.00
                                                  -----------      -----------      -----------      -----------   -------------
 5. SALE OF ASSETS 11-02-98 - CRUMPTON-WILLIAMS
    LEASEHOLD                                      142,179.67             0.00             0.00                       142,179.67
                                                  -----------      -----------      -----------      -----------   -------------
 6. OTHER (attach list) - INTEREST INCOME BANK         788.03             0.00             0.00                           788.03
                                                  -----------      -----------      -----------      -----------   -------------
TOTAL RECEIPTS**                                   430,311.48       485,292.63       301,713.71             0.00    1,217,317.82
                                                  -----------      -----------      -----------      -----------   -------------
(Withdrawal) Contribution by Individual
  Debtor MFR-2*

DISBURSEMENTS:                                                                                                              0.00
                                                  -----------      -----------      -----------      -----------   -------------
 7. NET PAYROLL                                                                                                             0.00
                                                  -----------      -----------      -----------      -----------   -------------
 8. PAYROLL TAXES PAID                                                                                                      0.00
                                                  -----------      -----------      -----------      -----------   -------------
 9. SALES, USE & OTHER TAXES PAID                                                                                           0.00
                                                  -----------      -----------      -----------      -----------   -------------
10. SECURED/RENTAL/LEASES                                                                                                   0.00
                                                  -----------      -----------      -----------      -----------   -------------
11. UTILITIES                                                                                                               0.00
                                                  -----------      -----------      -----------      -----------   -------------
12. INSURANCE                                                                                                               0.00
                                                  -----------      -----------      -----------      -----------   -------------
13. INVENTORY PURCHASES                                                                                                     0.00
                                                  -----------      -----------      -----------      -----------   -------------
14. VEHICLE EXPENSES                                                                                                        0.00
                                                  -----------      -----------      -----------      -----------   -------------
15. TRAVEL & ENTERTAINMENT                                                                                                  0.00
                                                  -----------      -----------      -----------      -----------   -------------
16. REPAIRS, MAINTENANCE & SUPPLIES - A/P FOR
    LEASE OPERATING EXPS.                          206,947.93       218,806.53       170,479.31                       596,233.77
                                                  -----------      -----------      -----------      -----------   -------------
17. ADMINISTRATIVE & SELLING                                                                                                0.00
                                                  -----------      -----------      -----------      -----------   -------------
18. OTHER (attach list)   ADVANCE TO RIO GRANDE
                          DRILLING COMPANY          64,000.00        81,550.00        97,500.00                       243,050.00
                                                  -----------      -----------      -----------      -----------   -------------
                          BANK FEE                      22.00         1,163.92            39.60                         1,225.52
                                                  -----------      -----------      -----------      -----------   -------------
                          ROYALTIES                 68,727.64        62,998.30        47,998.62                       179,724.56
                                                  -----------      -----------      -----------      -----------   -------------
TOTAL DISBURSEMENTS FROM OPERATIONS                339,697.57       364,518.75       316,017.53             0.00    1,020,233.85
                                                  -----------      -----------      -----------      -----------   -------------
19. PROFESSIONAL FEES                                                                                                       0.00
                                                  -----------      -----------      -----------      -----------   -------------
20. U.S. TRUSTEE FEES                                                                                                       0.00
                                                  -----------      -----------      -----------      -----------   -------------
21. OTHER REORGANIZATION EXPENSES (attach list)                                                                             0.00
                                                  -----------      -----------      -----------      -----------   -------------
TOTAL DISBURSEMENTS**                              339,697.57       364,518.75       316,017.53             0.00    1,020,233.85
                                                  -----------      -----------      -----------      -----------   -------------
22. NET CASH FLOW                                   90,613.91       120,773.88       (14,303.82)            0.00      197,083.97
                                                  -----------      -----------      -----------      -----------   -------------
23. CASH - END OF MONTH (MOR-2)                   $466,112.30      $586,886.18      $572,582.36      $      0.00   $  572,582.36
                                                  ===========      ===========      ===========      ===========   =============

                     *  Applies to Individual debtors only
                     ** Numbers for the current month should balance (match)

MOR-7                                                        Revised 07/01/98

CASE NAME:   RIO GRANDE OFFSHORE, LTD.
             -------------------------
CASE NUMBER: 98-55622-C
             -----------------

                           CASH ACCOUNT RECONCILIATION
                              MONTH OF January 1999

BANK NAME                             Broadway National Bank    Comerica Bank - Texas     Broadway National Bank
                                      ----------------------    ----------------------    ----------------------
ACCOUNT NUMBER                        Account No. 0363448       Account No. 1880286073    Account No. 0363448
                                      ----------------------    ----------------------    ----------------------
ACCOUNT TYPE                               OPERATING                  OPERATING                MONEY MARKET
                                      ----------------------    ----------------------    ----------------------
BANK BALANCE                          $            29,364.52    $                 0.00    $                 0.00
                                      ----------------------    ----------------------    ----------------------
DEPOSITS IN TRANSIT                                     0.00                      0.00                      0.00
                                      ----------------------    ----------------------    ----------------------
OUTSTANDING CHECKS                                      0.00                      0.00                      0.00
                                      ----------------------    ----------------------    ----------------------
BANK FEES, ADJUSTMENTS                                  0.00                      0.00                      0.00
                                      ----------------------    ----------------------    ----------------------
ADJUSTED BANK BALANCE                 $            29,364.52    $                 0.00    $                 0.00
                                      ----------------------    ----------------------    ----------------------
BEGINNING CASH - PER BOOKS            $             1,908.57    $                48.79    $                 0.00
                                      ----------------------    ----------------------    ----------------------
RECEIPTS*                                               0.00                      0.00                      0.00
                                      ----------------------    ----------------------    ----------------------
TRANSFERS BETWEEN ACCOUNTS                        152,110.00                      0.00                      0.00
                                      ----------------------    ----------------------    ----------------------
(WITHDRAWAL) CONTRIBUTION BY
 INDIVIDUAL DEBTOR MFR-2
                                      ----------------------    ----------------------    ----------------------
CHECKS/OTHER DISBURSEMENTS*                       218,517.53                      0.00                      0.00
                                      ----------------------    ----------------------    ----------------------
ENDING CASH - PER BOOKS               $           (64,498.96)   $                48.79    $                 0.00
                                      ======================    ======================    ======================

BANK NAME                             NATIONS Bank - Texas
                                      ----------------------      -----------
ACCOUNT NUMBER                        Account No. 3751223890
                                      ----------------------      -----------
ACCOUNT TYPE                                COLLATERAL               TOTAL
                                      ----------------------      -----------
BANK BALANCE                          $          637,032.53       $666,397.05
                                      ---------------------       -----------
DEPOSITS IN TRANSIT                                    0.00              0.00
                                      ---------------------       -----------
OUTSTANDING CHECKS                                     0.00              0.00
                                      ---------------------       -----------
BANK FEES, ADJUSTMENTS                                 0.00              0.00
                                      ---------------------       -----------
ADJUSTED BANK BALANCE                 $          637,032.53       $666,397.05
                                      ---------------------       -----------
BEGINNING CASH - PER BOOKS            $          584,928.82       $586,886.18
                                      ---------------------       -----------
RECEIPTS*                                        301,713.71        301,713.71
                                      ---------------------       -----------
TRANSFERS BETWEEN ACCOUNTS                      (249,610.00)       (97,500.00)
                                      ---------------------       -----------
(WITHDRAWAL) CONTRIBUTION BY
 INDIVIDUAL DEBTOR MFR-2                                                 0.00
                                      ---------------------       -----------
CHECKS/OTHER DISBURSEMENTS*                            0.00        218,517.53
                                      ---------------------       -----------
ENDING CASH - PER BOOKS               $          637,032.53       $572,582.36
                                      =====================       ===========


MOR-8                         *Numbers should balance (match) TOTAL RECEIPTS and
                               TOTAL DISBURSEMENTS lines on MOR-7

                                                                 Revised 7/01/98

CASE NAME:     RIO GRANDE OFFSHORE, LTD.
               ---------------------------
CASE NUMBER:   98-55622-C
               ---------------------------


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professional. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

                                                   MONTH            MONTH            MONTH            MONTH

       INSIDERS:  NAME/COMP TYPE                November 1998   December 1998    January 1999
       -------------------------               --------------   -------------    ------------       -----------
1.   RIO GRANDE DESERT COMPANY-ADVANCE             64,000.00      81,550.00       74,090.00
                                                  ----------     ----------      ----------          ----------
2.   RIO GRANDE GULFMEX, LTD-ADVANCE                    0.00           0.00       23,410.00
                                                  ----------     ----------      ----------          ----------
3.
                                                  ----------     ----------      ----------          ----------
4.
                                                  ----------     ----------      ----------          ----------
5.
                                                  ----------     ----------      ----------          ----------
6.
                                                  ----------     ----------      ----------          ----------
TOTAL INSIDERS (MOR-1)                            $64,000.00     $81,550.00      $97,500.00          $     0.00
                                                  ==========     ==========      ==========          ==========

                                                   MONTH            MONTH            MONTH            MONTH

            PROFESSIONALS                       November 1998
            -------------                      --------------   -------------    ------------       -----------
1.
                                                  ---------      ----------      ----------          ----------
2.
                                                  ---------      ----------      ----------          ----------
3.
                                                  ---------      ----------      ----------          ----------
4.
                                                  ---------      ----------      ----------          ----------
5.
                                                  ---------      ----------      ----------          ----------
6.
                                                  ---------      ----------      ----------          ----------
TOTAL PROFESSIONALS (MOR-1)                       $    0.00      $     0.00      $     0.00          $     0.00
                                                  =========      ==========      ==========          ==========


MOR-9                                                          Revised 07/01/98

MOR-1                  UNITED STATES BANKRUPTCY COURT

CASE NAME:     RIO GRANDE GULFMEX, LTD.       PETITION DATE:      11/12/98
              --------------------------                         ---------------
CASE NUMBER:   98-55623-C                     DISTRICT OF TEXAS:  Western
              --------------------------                         ---------------
PROPOSED PLAN DATE:                           DIVISION:           San Antonio
                   ---------------------                         ---------------

  MONTHLY OPERATING REPORT SUMMARY FOR MONTH                                                                      YEAR
  ------------------------------------------                                                                      ----
                    MONTH                      November 1998     December 1998      January 1999
                    -----                      -------------     -------------      ------------
REVENUES (MOR-6)                                 44,574.50         40,490.91          36,565.19        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
INCOME BEFORE INT; DEPREC./TAX (MOR-6)           32,322.98         15,902.46          35,066.93        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
NET INCOME (LOSS) (MOR-6)                        26,678.37          5,629.62          18,043.88        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
PAYMENTS TO INSIDERS (MOR-9)                          0.00              0.00               0.00        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
PAYMENTS TO PROFESSIONALS (MOR-9)                     0.00              0.00               0.00        0.00       0.00
                                                ----------        ----------         ----------        ----       ----
TOTAL DISBURSEMENTS (MOR-8)                      14,111.90         12,937.27          49,888.22        0.00       0.00
                                                ==========        ==========         ==========        ====       ====

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                  EXP.
                                         DATE
-----------------------------          ---------
CASUALTY       YES [X] NO [ ]           05-01-99
LIABILITY      YES [X] NO [ ]           05-01-99
VEHICLE        YES [X] NO [ ]           05-01-99
WORKER'S       YES [X] NO [ ]           05-01-99
EXCESS         YES [X] NO [ ]           05-01-99

Are all accounts receivable being collected within terms?                         Yes [X]    No [ ]
Are all post-petition liabilities, including taxes, being paid within terms?      Yes [X]    No [ ]
Have any pre-petition liabilities been paid?                                      Yes [X]    No [ ]
 If so, describe   _________________________________________________________
Are all funds received being deposited into DIP bank accounts?                    Yes [X]    No [ ]
Were any assets disposed of outside the normal course of business?                Yes [ ]    No [X]
 If so, describe   _________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?                              Yes [X}    No [ ]
What is the status of your Plan of Reorganization?                                Filed Plan - December 11, 1998
                                                                                  ------------------------------

ATTORNEY NAME:      DEBORAH D. WILLIAMSON
                    -----------------------------
FIRM NAME:          COX & SMITH INCORPORATED
                    -----------------------------
ADDRESS:            112 EAST PECAN STREET
                    -----------------------------
                    SUITE 1800
                    -----------------------------
CITY, STATE, ZIP:   SAN ANTONIO, TEXAS 78205
                    -----------------------------
TELEPHONE:          (210)-554-5500
                    -----------------------------

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct.

SIGNED X  /s/ GARY SCHEELE            TITLE:   Vice President
         --------------------                 -------------------
                        (ORIGINAL SIGNATURE)

     Gary Scheele              03/04/99
-------------------------    ------------
(PRINT NAME OF SIGNATORY)        DATE

MOR-1

                                                                Revised 07/01/98

CASE NAME:   RIO GRANDE GULFMEX, LTD
          ---------------------------
CASE NUMBER: 98-55623-C
            -------------------------

                          COMPARATIVE BALANCE SHEETS

                                    FILING DATE*     MONTH             MONTH             MONTH            MONTH    MONTH
ASSETS                            CONSL. TO 10QSB-
                                      10/31/98       NOVEMBER 1998     DECEMBER 1998     JANUARY 1999
-----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS

Cash                                   49,401.24         35,289.34         22,352.07        (4,126.15)
                                  --------------    --------------    --------------   --------------    -----    -----
Accounts Receivable, Net               94,430.34         77,464.01        113,127.64       104,607.08
                                  --------------    --------------    --------------   --------------    -----    -----
Inventory: Lower of Cost
           or Market                        0.00              0.00              0.00
                                  --------------    --------------    --------------   --------------    -----    -----
Prepaid Expenses                       (9,977.72)        (9,977.72)        (9,977.72)       (9,977.72)
                                  --------------    --------------    --------------   --------------    -----    -----
Investments                                 0.00              0.00              0.00
                                  --------------    --------------    --------------   --------------    -----    -----
Other-Advances to Affiliated
      Companies                       293,665.24        299,162.46        385,670.57       414,466.56
                                  --------------    --------------    --------------   --------------    -----    -----
TOTAL CURRENT ASSETS                  427,519.10        401,938.09        511,172.56       504,969.77     0.00     0.00
                                  --------------    --------------    --------------   --------------    -----    -----
PROPERTY, PLANT & EQUIP.
  @ COST                            2,213,601.60      2,215,657.30      2,217,066.29     2,217,066.29
                                  --------------    --------------    --------------   --------------    -----    -----
Less Accumulated Depreciation       1,234,388.52      1,240,761.52      1,247,134.52     1,253,507.52
                                  --------------    --------------    --------------   --------------    -----    -----
NET BOOK VALUE OF PP & E              979,213.08        974,895.78        969,931.77       963,558.77     0.00     0.00
                                  --------------    --------------    --------------   --------------    -----    -----
OTHER ASSETS

  1. Tax Deposits                           0.00              0.00              0.00             0.00
                                  --------------    --------------    --------------   --------------    -----    -----
  2. Investments in Subsidiaries            0.00              0.00              0.00             0.00
                                  --------------    --------------    --------------   --------------    -----    -----
  3. Platform Abandonment Fund        360,857.03        363,678.08        363,678.08       363,678.08
                                  --------------    --------------    --------------   --------------    -----    -----
  4. Deferred loan and organi-
     zation cost                        5,395.68          5,195.84          4,996.00         4,796.16
                                  --------------    --------------    --------------   --------------    -----    -----
TOTAL ASSETS                      $ 1,772,984.89    $ 1,745,707.79    $ 1,849,778.41   $ 1,837,002.78    $0.00    $0.00
                                  ==============    ==============    ==============   ==============    =====    =====

                                  * Per Schedules and Statement of Affairs
      MOR-2                                                     Revised 07/01/98

CASE NAME:   RIO GRANDE GULFMEX, LTD.
             ----------------------------
CASE NUMBER: 98-55623-C
             ----------------------------

                           COMPARATIVE BALANCE SHEETS

                                              FILING DATE*     MONTH             MONTH             MONTH
LIABILITIES & PARTNER'S                        CONSL. TO       ---------------   ---------------   ---------------
CAPITAL                                      10QSB-10/31/98      November 1998     December 1998     January 1999    MONTH   MONTH
-----------------------                     ----------------   ---------------   ---------------   ---------------   ------  ------
LIABILITIES

POST-PETITION LIABILITIES(MOR-4)                                     21,855.06        120,296.05         89,476.53
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
PRE-PETITION LIABILITIES

     Notes Payable - Secured                            0.00              0.00              0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Priority Debt                                      0.00              0.00              0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Federal Income Tax                                 0.00              0.00              0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     FICA/Withholding                                   0.00              0.00              0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Unsecured Debt-Trade Payable                 417,517.07        341,706.56        341,706.56        341,706.56
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Accounts Payable to Affiliated
       Companies                                   35,068.21         35,068.21         35,068.21         35,068.21
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     Other-Deferred Abandonment Expense           526,343.98        526,343.98        526,343.98        526,343.98
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL PRE-PETITION LIABILITIES                    978,929.26        903,118.75        903,118.75        903,118.75     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL LIABILITIES                                 978,929.26        924,973.81      1,023,414.80        992,595.28     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
PARTNER'S CAPITAL (DEFICIT)

General Partner-Rio Grande Offshore, Ltd.          54,609.78         54,609.78         54,609.78         54,609.78
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
Limited Partner-   H. Wayne Hightower               4,132.19          4,132.19          4,132.19          4,132.19
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
Limited Partner-   H. Wayne Hightower, Jr.          1,770.94          1,770.94          1,770.94          1,770.94
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
Limited Partner-   Robert A. Buschman               5,903.12          5,903.12          5,903.12          5,903.12
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     RETAINED EARNINGS:  October 31, 1998         727,639.60        727,639.60        727,639.60        727,639.60
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
     RETAINED EARNINGS:  Post Filing Date               0.00         26,678.35         32,307.98         50,351.87
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL OWNER'S EQUITY (NET WORTH)                  794,055.63        820,733.98        826,363.61        844,407.50     0.00    0.00
                                            ----------------   ---------------   ---------------   ---------------   ------  ------
TOTAL LIABILITIES & PARTNER'S CAPITAL       $   1,772,984.89   $  1,745,707.79   $  1,849,778.41   $  1,837,002.78   $ 0.00  $ 0.00
                                            ================   ===============   ===============   ===============   ======  ======

      MOR-3         * Per Schedules and Statement of Affairs    Revised 07/01/98

CASE NAME:     RIO GRANDE GULFMEX, LTD.
          -----------------------------
CASE NUMBER:   98-55623-C
            ---------------------------


                     SCHEDULE OF POST-PETITION LIABILITIES

                                                 MONTH            MONTH            MONTH             MONTH           MONTH
                                                 NOVEMBER 1998    DECEMBER 1998    JANUARY 1999
                                                 -------------    -------------    ------------      -----------     -----------
TRADE ACCOUNTS PAYABLE                              16,262.10       110,804.93        79,265.84
                                                  -----------      -----------      -----------      -----------     -----------
TAX PAYABLE

     Federal Payroll Taxes                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
     State Payroll Taxes                                 0.00
                                                  -----------      -----------      -----------      -----------     -----------
     Ad Valorem Taxes                                    0.00
                                                  -----------      -----------      -----------      -----------     -----------
     Other Taxes                                         0.00
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL TAXES PAYABLE                                      0.00             0.00             0.00             0.00            0.00
                                                  -----------      -----------      -----------      -----------     -----------
SECURED DEBT POST-PETITION                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
ACCRUED INTEREST PAYABLE                                 0.00
                                                  -----------      -----------      -----------      -----------     -----------
ACCRUED PROFESSIONAL FEES*                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
OTHER ACCRUED LIABILITIES

 1. Advances-Affiliates                                500.00         1,000.00          (857.68)
                                                  -----------      -----------      -----------      -----------     -----------
 2. Royalties payable                                3,633.64         3,331.80         2,209.05
                                                  -----------      -----------      -----------      -----------     -----------
 3. Deferred abandonment Expense                     1,459.32         5,159.32         8,859.32
                                                  -----------      -----------      -----------      -----------     -----------

TOTAL POST-PETITION LIABILITIES (MOR-3)           $ 21,855.06      $120,296.05      $ 89,476.53      $      0.00     $      0.00
                                                  ===========      ===========      ===========      ===========     ===========


* PAYMENT REQUIRES COURT APPROVAL
      MOR-4


                                                                Revised 07/01/98

CASE NAME:   RIO GRANDE GULFMEX, LTD.
             ------------------------
CASE NUMBER: 98-55623-C
             ----------

                      AGING OF POST-PETITION LIABILITIES
                              MONTH JANUARY 1999

                                 TRADE        FEDERAL    STATE       AD VALOREM,     ADVANCES/ACCOUNTS    ROYALTIES AND
  DAYS         TOTAL            ACCOUNTS      TAXES      TAXES       OTHER TAXES   PAYABLE TO AFFILIATES REVENUE SUSPENSE   OTHER
--------     -----------      -----------    --------   -------      -----------   --------------------- ----------------  --------
0-30           14,141.88         7,732.83                                                  500.00           2,209.05       3,700.00
--------     -----------      -----------     ------   -------       ----------         ---------         ----------     ----------
31-60          75,334.65        71,134.65                                                  500.00               0.00       3,700.00
--------     -----------      -----------     ------   -------       ----------         ---------         ----------     ----------
61-90               0.00                                                                                        0.00
--------     -----------      -----------     ------   -------       ----------         ---------         ----------     ----------
91+                 0.00             0.00                                                    0.00               0.00
--------     -----------      -----------     ------   -------       ----------         ---------         ----------     ----------
TOTAL(1)     $ 89,476.53      $ 78,867.48     $ 0.00   $  0.00       $     0.00         $1,000.00         $ 2,209.05     $ 7,400.00
========     ===========      ===========     ======   =======       ==========         =========         ==========     ==========


                         AGING OF ACCOUNTS RECEIVABLE

MONTH      January 1999      January 1999
         OIL & GAS SALES  ADVANCES-AFFILIATES
-------- ---------------  ------------------- -----------------------  ----------         ---------         ----------     ---------
0-30 DAYS      88,867.30       28,795,99
--------     -----------     -----------      ------     -------       ----------         ---------         ----------     ---------
31-60 DAYS      6,401.00       86,508.11
--------     -----------     -----------      ------     -------       ----------         ---------         ----------     ---------
61-90           9,338.78        5,497.22
--------     -----------     -----------      ------     -------       ----------         ---------         ----------     ---------
91+ DAYS            0.00      293,665,24
--------     -----------     -----------      ------     -------       ----------         ---------         ----------     ---------
TOTAL        $104,607.08     $414,466.56                               $     0.00         $    0.00         $     0.00     $    0.00
========     ===========     ===========      ======     =======       ==========         =========         ==========     =========


MOR - 5                                                         REVISED 07/01/98

CASE NAME:   RIO GRANDE GULMEX, LTD.
             ----------------------
CASE NUMBER: 98-55623-C
             ----------------------

                           STATEMENT OF INCOME (LOSS)

                                                     MONTH            MONTH            MONTH            MONTH  FILING TO
                                                       NOVEMBER 1998    DECEMBER 1998    JANUARY 1999          DATE
                                                     -----------------------------------------------------------------------
REVENUES (MOR-1)                                           44,574.50        40,490.91       36,565.19             121,630.60
                                                          ----------       ----------      ---------- -------    -----------
TOTAL COST OF REVENUES                                     11,751.52        24,088.45          998.61              36,838.58
                                                          ----------       ----------      ---------- -------    -----------
GROSS PROFIT                                               32,822.98        16,402.46       35,566.58    0.00      84,792.02
                                                          ----------       ----------      ---------- -------    -----------
OPERATING EXPENSE:

  Selling & Marketing                                           0.00             0.00            0.00                   0.00
                                                          ----------       ----------      ---------- -------    -----------
  General & Administrative                                    500.00           500.00          500.00               1,500.00
                                                          ----------       ----------      ---------- -------    -----------
  Insiders Compensation                                         0.00             0.00            0.00                   0.00
                                                          ----------       ----------      ---------- -------    -----------
  Professional Fees                                             0.00             0.00            0.00                   0.00
                                                          ----------       ----------      ---------- -------    -----------
  Other                                                         0.00             0.00            0.00                   0.00
                                                          ----------       ----------      ---------- -------    -----------
  Other                                                         0.00             0.00           (0.35)                 (0.35)
                                                          ----------       ----------      ---------- -------    -----------
TOTAL OPERATING EXPENSES                                      500.00           500.00          499.65     0.0       1,499.65
                                                          ----------       ----------      ---------- -------    -----------
INCOME BEFORE INT. DEPR/TAX (MOR-1)                        32,322.98        15,902.46       35,066.93     0.0      83,292.37
                                                          ----------       ----------      ---------- -------    -----------
INTEREST EXPENSE (INCOME)                                  (4,628.23)            0.00                              (4,628.23)
                                                          ----------       ----------      ---------- -------    -----------
DEPRECIATION AND AMORTIZATION                               6,572.84         6,572.84       13,323.05              26,468.73
                                                          ----------       ----------      ---------- -------    -----------
OTHER (INCOME) EXPENSE* PROVISION FOR ABANDONMENT           3,700.00         3,700.00        3,700.00              11,100.00
                                                          ----------       ----------      ---------- -------    -----------
OTHER ITEMS**                                                                                                           0.00
                                                          ----------       ----------      ---------- -------    -----------
TOTAL INT. DEPR & OTHER ITEMS                               5,644.61        10,272.84       17,023.05    0.00      32,940.50
                                                          ----------       ----------      ---------- -------    -----------
NET INCOME BEFORE TAXES                                    26,678.37         5,629.62       18,043.88    0.00      50,351.87
                                                          ----------       ----------      ---------- -------    -----------
FEDERAL INCOME TAXES                                                                                                    0.00
                                                          ----------       ----------      ---------- -------    -----------
NET INCOME (LOSS) (MOR-1)                                 $26,678.37       $ 5,629.62      $18,043.88   $0.00    $ 50,351.87
                                                          ==========       ==========      ========== =======    ===========

Accrual Accounting Required, Otherwise Footnote with Explanation

*  Footnote Mandatory

** Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

R-6                                                             Revised 07/01/98

CASE NAME:     RIO GRANDE GULFMEX, LTD.
          ----------------------------------
CASE NUMBER:   98-55623-C
            --------------------------------

CASH RECEIPTS AND                                MONTH            MONTH            MONTH             MONTH           FILING TO
DISBURSEMENTS                                    NOVEMBER 1998    DECEMBER 1998    JANUARY 1999                      DATE
                                                 -------------    -------------    ------------      -----------     -----------
 1. CASH-BEGINNING OF MONTH                       $ 49,401.24      $ 35,289.34      $ 22,352.07                      $ 49,401.24
                                                  -----------      -----------      -----------      -----------     -----------
RECEIPTS:

 2. CASH SALES                                                                                                              0.00
                                                  -----------      -----------      -----------      -----------     -----------
 3. COLLECTION OF ACCOUNTS RECEIVABLE                                                                                       0.00
                                                  -----------      -----------      -----------      -----------     -----------
 4. LOANS & ADVANCES (attach list)                                                                                          0.00
                                                  -----------      -----------      -----------      -----------     -----------
 5. SALE OF ASSETS                                                                                                          0.00
                                                  -----------      -----------      -----------      -----------     -----------
 6. OTHER (attach list) INTERCOMPANY ADVANCE                                          23,410.00                        23,410.00
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL RECEIPTS**                                         0.00             0.00        23,410.00             0.00       23,410.00
                                                  -----------      -----------      -----------      -----------     -----------
(Withdrawal) Contribution by Individual
  Debtor MFR-2*
                                                  -----------      -----------      -----------      -----------     -----------
DISBURSEMENTS:

 7. NET PAYROLL                                                                                                             0.00
                                                  -----------      -----------      -----------      -----------     -----------
 8. PAYROLL TAXES PAID                                                                                                      0.00
                                                  -----------      -----------      -----------      -----------     -----------
 9. SALES, USE & OTHER TAXES PAID                                                                                           0.00
                                                  -----------      -----------      -----------      -----------     -----------
10. SECURED/RENTAL/LEASES                                                                                                   0.00
                                                  -----------      -----------      -----------      -----------     -----------
11. UTILITIES                                                                                                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
12. INSURANCE                                                                                                               0.00
                                                  -----------      -----------      -----------      -----------     -----------
13. INVENTORY PURCHASES                                                                                                     0.00
                                                  -----------      -----------      -----------      -----------     -----------
14. VEHICLE EXPENSES                                                                                                        0.00
                                                  -----------      -----------      -----------      -----------     -----------
15. TRAVEL & ENTERTAINMENT                                                                                                  0.00
                                                  -----------      -----------      -----------      -----------     -----------
16. REPAIRS, MAINTENANCE & SUPPLIES     LOE'S        2,519.30         8,146.31        45,399.07                        56,064.68
                                                  -----------      -----------      -----------      -----------     -----------
17. ADMINISTRATIVE & SELLING                                                                                                0.00
                                                  -----------      -----------      -----------      -----------     -----------
18. OTHER (attach list)   ROYALTIES                 11,592.60         4,790.96         4,489.15                        20,872.71
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                 14,111.90        12,937.27        49,888.22             0.00       76,937.39
                                                  -----------      -----------      -----------      -----------     -----------
19. PROFESSIONAL FEES                                                                                                       0.00
                                                  -----------      -----------      -----------      -----------     -----------
20. U.S. TRUSTEE FEES                                                                                                       0.00
                                                  -----------      -----------      -----------      -----------     -----------
21. OTHER REORGANIZATION EXPENSES (attach list)                                                                             0.00
                                                  -----------      -----------      -----------      -----------     -----------
TOTAL DISBURSEMENTS**                               14,111.90        12,937.27        49,888.22             0.00       76,937.39
                                                  -----------      -----------      -----------      -----------     -----------
22. NET CASH FLOW                                  (14,111.90)      (12,937.27)      (26,478.22)            0.00      (53,527.39)
                                                  -----------      -----------      -----------      -----------     -----------
23. CASH - END OF MONTH (MOR-2)                   $ 35,289.34      $ 22,352.07      $ (4,126.15)     $      0.00     $ (4,126.15)
                                                  ===========      ===========      ===========      ===========     ===========

                     *  Applies to Individual debtors only

CASE NAME:   RIO GRANDE GULFMEX, LTD.
             ------------------------
CASE NUMBER: 98-55623-C
             ------------------------

                                  CASH ACCOUNT RECONCILIATION
                                    MONTH OF January 1999

BANK NAME                             Broadway National Bank
                                      ----------------------
ACCOUNT NUMBER                        Account No. 0363472                   N/A          N/A
                                      ----------------------
ACCOUNT TYPE                                OPERATING                       TAX      OTHER FUNDS       TOTAL
                                      ----------------------               -----     -----------    ----------
BANK BALANCE                                         2689.09                                        $ 2,689.09
                                      ----------------------     -----     -----     -----------    ----------
DEPOSITS IN TRANSIT                                        0                                        $     0.00
                                      ----------------------     -----     -----     -----------    ----------
OUTSTANDING CHECKS                                   6815.24                                        $ 6,815.24
                                      ----------------------     -----     -----     -----------    ----------
ADJUSTED BANK BALANCE                 $            (4,126.15)    $0.00     $0.00     $      0.00    $(4,126.15)
                                      ----------------------     -----     -----     -----------    ----------
BEGINNING CASH - PER BOOKS            $            22,352.07                                        $22,352.07
                                      ----------------------     -----     -----     -----------    ----------
RECEIPTS*  Intercompany Advance                    23,410.00                                        $23,410.00
                                      ----------------------     -----     -----     -----------    ----------
TRANSFERS BETWEEN ACCOUNTS                                 0                                        $     0.00
                                      ----------------------     -----     -----     -----------    ----------
(WITHDRAWAL) CONTRIBUTION BY                               0                                        $     0.00
 INDIVIDUAL DEBTOR MFR-2
                                      ----------------------     -----     -----     -----------    ----------
CHECKS/OTHER DISBURSEMENTS*                        49,888.22                                        $49,888.22
                                      ----------------------     -----     -----     -----------    ----------
ENDING CASH - PER BOOKS               $            (4,126.15)                                       $(4,126.15)
                                      ======================     =====     =====     ===========    ==========

MOR-8                         *Numbers should balance (match) TOTAL RECEIPTS and
                               TOTAL DISBURSEMENTS lines on MOR-7

                                                                 Revised 7/01/98

CASE NAME:     RIO GRANDE GULFMEX, LTD.
               ----------------------------
CASE NUMBER:   98-55623-C
               ----------------------------


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

                                                   MONTH            MONTH            MONTH            MONTH

       INSIDERS:  NAME/COMP TYPE                November 1998   December 1998    January 1999
       -------------------------                -------------   -------------    ------------       -----------
1.                                                  NONE            NONE            NONE
                                                  ---------      ----------      ----------          ----------
2.
                                                  ---------      ----------      ----------          ----------
3.
                                                  ---------      ----------      ----------          ----------
4.
                                                  ---------      ----------      ----------          ----------
5.
                                                  ---------      ----------      ----------          ----------
6.
                                                  ---------      ----------      ----------          ----------
TOTAL INSIDERS (MOR-1)                            $    0.00      $     0.00      $     0.00          $     0.00
                                                  =========      ==========      ==========          ==========

                                                   MONTH            MONTH            MONTH            MONTH

            PROFESSIONALS                       November 1998
            -------------                       -------------   -------------    ------------       -----------
1.                                                  NONE
                                                  ---------      ----------      ----------          ----------
2.
                                                  ---------      ----------      ----------          ----------
3.
                                                  ---------      ----------      ----------          ----------
4.
                                                  ---------      ----------      ----------          ----------
5.
                                                  ---------      ----------      ----------          ----------
6.
                                                  ---------      ----------      ----------          ----------
TOTAL PROFESSIONALS (MOR-1)                       $    0.00      $     0.00      $     0.00          $     0.00
                                                  =========      ==========      ==========          ==========


MOR-9                                                          Revised 07/01/98